UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG FUNDS III

(Exact name of registrant as specified in charter)

680 Washington Boulevard,

Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard,

Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2021 – DECEMBER 31, 2021 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

AMG Funds

December 31, 2021

Veritas — Asset Management

AMG Veritas Asia Pacific Fund
(formerly AMG Managers Special Equity Fund)

Class N: MGSEX	Class I: MSEIX

amgfunds.com	123121	AR078

AMG Funds Annual Report — December 31, 2021

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	15

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	16

Detail of changes in assets for the past two fiscal years

Financial Highlights	17

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	19

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

OTHER INFORMATION	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31, 2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG Veritas Asia Pacific Fund

Based on Actual Fund Return

Class N	1.18%	$1,000	$915	$5.70

Class I	0.93%	$1,000	$916	$4.49

Based on Hypothetical 5% Annual Return

Class N	1.18%	$1,000	$1,019	$6.01

Class I	0.93%	$1,000	$1,021	$4.74

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Veritas Asia Pacific Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ended December 31, 2021, AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”) Class N shares returned 3.16%, compared with the (2.90)% return for the MSCI AC Asia Pacific ex Japan Index, the Fund’s current benchmark, and the 2.83% return for the Russell 2000® Growth Index, the Fund’s former benchmark.

On March 17-18, 2021, the Fund’s Board of Trustees approved the appointment of Veritas Asset Management LLP (“Veritas”) as interim subadviser to the Fund effective March 19, 2021. On May 24, the Fund’s principal investment strategies changed from primarily investing in U.S small-cap equity securities to investing in a relatively select group of companies within the Asia Pacific region. On June 18, 2021, the Fund’s shareholders approved the appointment of Veritas as the subadviser to the Fund, the change in the Fund’s name, and its benchmark. Also approved was a change to the Fund’s sub-classification from “diversified” to “non-diversified.”

ASIA MARKET OVERVIEW

As a brief recap, 2021 started with markets picking up where they had left off in 2020 earning material gains. This continued until the market peaked on February 17, 2021, when the prospect of rising inflation leading to higher bond yields and higher interest rates overcame markets. The key 10-year U.S. Treasury yield rose from 95 basis points to over 170 basis points in short order. The impact on the share price of many high quality, fast growing companies was material, as the implication of using a higher discount rate to value future cash flows meant these cash flows could be worth significantly less, leading to some dramatic falls of between (25)% and (40)% in the share price of a number of businesses owned by the Fund over a three to four week period. This resulted in a market rotation into “value” and share prices of businesses that had been so unloved for so long rose rapidly at the expense of some high quality businesses which were continuing to deliver superb operational performance.

The rotation proved to be short lived (it often is in Asia) as markets’ fear of higher inflation subsided, yields fell, and the operational performance of many of the high quality businesses the Fund owns came through in their quarterly and half yearly results as they “proved up.” The impact on the Fund was a performance boost versus the Fund’s current index.

During Q3 things started to get really intense as Chinese authorities moved to turn the huge “for-profit” out-of-school education sector into a not-for-profit industry, resulting in billions of dollars being wiped off the value of companies such as New Oriental and TAL Education that were held and eventually sold during the period. The market was awash with rumors about “who’s next to be regulated out of existence?” Would it be e-commerce companies? Would it be healthcare? Many investors took fright at what they saw as the specter of an Orwellian, authoritarian, anti-business government clamping down and retrenching into its communist origins.

From then on, every announcement or piece of regulation or law passed was seen through a negative lens in the West, and this intensified as the common prosperity narrative was, in our view, misinterpreted by many. Then, to add fuel to the fire, came the Evergrande issue. The prospect of the world’s most indebted property company no longer being in a position to service its $300 billion+ of debts and defaulting led to a frenzy of speculation. It’s no wonder some investors were asking themselves if China was still investable. Given the selling pressure that built up during Q4 some have clearly decided it is not, or at least not for now.

PERFORMANCE REVIEW

For the first three months of the period under the management of the Fund’s prior subadvisers, the Fund underperformed its former benchmark. The Fund’s relative performance benefited from strong stock selection within the health care and industrials sectors, combined with an underweight to the poor performing health care sector. This was more than offset by negative stock selection results within the information technology, consumer discretionary, and materials sectors.

For the remainder of the period, the Fund outperformed its current benchmark. During this period, stock selection in China, and the Fund’s near double weighting in India, added the most to the relative outperformance. At the sector level, health care and industrials added most to relative performance, with Indian private hospital group Apollo Hospitals +68% standing out in health care and the solar inverter company Sungrow Power Supply +66% standing out in industrials. The only sector to cause a significant lag was materials—with the Korean battery company LG Chem (29)% accounting for most of the Fund’s exposure to the sector.

OUTLOOK

Our view has not changed. We categorically believe that China continues to represent a highly attractive opportunity set to deploy capital into some wonderful businesses that have the tailwind of one or more structural growth drivers, as well as having the capital and management ability to take advantage of the opportunities this presents.

One such area on which we are focused is “Made in Asia—part 2.” This is related to companies that benefit from the opportunities by the world’s move to decarbonize—solar and wind—and the supply chain that feeds the industry, i.e. the upgrading of high spec, high tech manufacturing. Asia is home to many of the world’s leading businesses in their respective areas of the renewable energy industry, whether that be a leading inverter manufacturer such as Sungrow Power Supply, or a global leader in photovoltaic film used in solar panels such as Hangzhou First Applied Material, or a global leader in machinery used to manufacture lithium-ion batteries such as WuXi Lead Intelligent Equipment, or indeed the lithium-ion battery manufacturers themselves, Samsung SDI and LG Chem, which among them have over 60% global market share. The point common to all is that we believe they benefit from a multi-year (and potentially multi-decade) structural tailwind, have scale and years of knowhow, are industry leaders, are well run by talented aligned management teams, and are based in Asia. It is entirely possible we could see a reversal of past decades where Asia has imported expertise and machinery to a time where Asia is the exporter of expertise and high spec machinery. Yet it is these types of companies that have suffered in recent weeks leading to the Fund coming back toward the market return for the year.

Where-to from here? We believe parts of the Chinese equity market have the potential to be an outstanding place to deploy capital over the coming quarters. In essence, the team believes there are parallels between where we are today and the end of 2015/early 2016 with monetary policy of the U.S. Federal Reserve (the “Fed”) and the People’s Bank of China (“PBOC”) moving in opposite directions—the Fed tightening and PBOC loosening, but in a very targeted way to support stated policy goals. Indeed, this loosening may well have already started following the Politburo meeting in early December and the subsequent Central Economic Work Conference (“CEWC”) on December 10.

The Politburo meeting gave the clearest signal yet that China is moving to an easier policy stance. During the meeting it affirmed its pro-growth stance

4

AMG Veritas Asia Pacific Fund Portfolio Manager’s Comments (continued)

and housing policy easing, while calling for “keeping economic growth in a reasonable range and maintaining social stability in 2022 ahead of the 20th Party Congress.” In particular, three policy options stood out;

    • Cyclical policy would promote consumption and expand effective investment.

    • The meeting set goals to accelerate affordable housing construction to better meet the reasonable demands of home buyers and promote “virtuous circulation” in the sector.

    • On social welfare, new fertility policies, a coordinated national pension system and improving the provision of basic public services based on residence.

This is part of the common prosperity narrative being put into action—housing for living, not speculation, more affordable housing, seeking to address the needs and improve the lives of the 800 million people who still live on $140 or less per month.

One other important point to mention from the meeting is the wording on “anti-trust” and “disorderly expansion of capital” being dropped. This suggests the regulatory tightening seen in 2021 may be entering a phase focused more on implementation rather than introducing new measures—there may be tweaks but we feel it is unlikely there will be new large scale aggressive policy moves.

The subsequent CEWC set out an action plan for growth in 2022. In fact, stabilizing growth was set as the top priority as it pledged to “mobilize all departments and local government with front-loaded infrastructure capex, tax cuts, and a green investment push.” The CEWC is China’s most important and powerful economic execution body and is clearly setting out policy to meet Politburo objectives by, among other things, front loading countercyclical easing, particularly in infrastructure.

The CEWC also emphasized the importance of environmental policy and decarbonization as it pledged “investment before de-investment” in order to boost investment in renewable energy with greater incentives.

While 2021 proved to be somewhat disappointing, we move into 2022 with optimism that we may have seen (or at least we started to see) some capitulation in Asian markets, which is starting to present a material valuation gap between markets such as the U.S. and Asia. At the same time, policy in China is moving to support key areas of growth that will benefit not just Chinese business but businesses across Asia involved in supplying industries such as renewable energy.

The views expressed represent the opinions of Veritas Asset Management LLP and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

5

AMG Veritas Asia Pacific Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Veritas Asia Pacific Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Veritas Asia Pacific Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the MSCI AC Asia Pacific ex Japan Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Veritas Asia Pacific Fund, MSCI AC Asia Pacific ex Japan Index and the Russell 2000® Growth Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Veritas Asia Pacific Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19

Class N	3.16%	15.79%	14.27%

Class I	3.43%	16.09%	14.51%
MSCI AC Asia Pacific ex Japan Index[20]	(2.90%)	10.81%	7.71%

Russell 2000® Growth Index[21]	2.83%	14.53%	14.14%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2] Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadvisers, Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P.

[3] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

9  To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

[10] When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the performance may be adversely affected.

11  An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and maybe subject to liquidity risk.

[12]  Changes in the general political and social

6

AMG Veritas Asia Pacific Fund Portfolio Manager’s Comments (continued)

environment of a country can have substantial effects on the value of investments exposed to that country.

[13]  The application of the tax laws and regulations of the People’s Republic of China to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

[14]  Trading in China A-Shares through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People’s Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

[15]  The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund.

[16]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[17]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[18]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small-and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[19]  The Fund invests in value stocks, which may perform differently from the market as a whole and maybe undervalued by the market for a long period of time.

[20]  On March 19, 2021, the benchmark changed from the Russell 2000® Growth Index to the MSCI AC Asia Pacific ex Japan Index. The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across certain Developed and Emerging Market countries in the Asia Pacific region (excluding Japan). Unlike the Fund, the MSCI AC Asia Pacific ex Japan Index is unmanaged, is not available for investment and does not incur expenses.

[21]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG Veritas Asia Pacific Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	33.5

Industrials	11.0

Health Care	10.8

Consumer Staples	8.8

Communication Services	7.4

Consumer Discretionary	7.1

Financials	6.8

Materials	6.5

Real Estate	4.3

Energy	3.2

Short-Term Investments	0.7

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	8.2

Samsung Electronics Co., Ltd. (South Korea)	8.0

Sungrow Power Supply Co., Ltd., Class A (China)	4.8

HDFC Bank, Ltd., ADR (India)	4.4

Wuxi Lead Intelligent Equipment Co., Ltd., Class A (China)	4.3

Apollo Hospitals Enterprise, Ltd. (CLSA Ltd.) (India)	4.2

Sea, Ltd., ADR (Singapore)	3.9

Kweichow Moutai Co., Ltd., Class A (China)	3.8

Shenzhen Inovance Technology Co., Ltd., Class A (China)	3.8

Samsung SDI Co., Ltd. (South Korea)	3.6

Top Ten as a Group	49.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 74.1%

Communication Services - 7.4%

Kakao Corp. (South Korea)*	12,000	$1,133,188

Sea, Ltd., ADR (Singapore)*	33,136	7,412,854

Tencent Holdings, Ltd. (China)	92,239	5,382,249

Total Communication Services		13,928,291

Consumer Discretionary - 3.3%

Alibaba Group Holding, Ltd. (China)*	91,350	1,342,442

Coupang, Inc. (South Korea)*	60,000	1,762,800

Midea Group Co., Ltd., Class A (China)	270,697	3,134,824

Total Consumer Discretionary		6,240,066

Consumer Staples - 3.8%

Kweichow Moutai Co., Ltd., Class A (China)	22,100	7,102,014

Financials - 4.4%

HDFC Bank, Ltd., ADR (India)	126,816	8,251,917

Health Care - 5.4%

Adeptus Health, Inc. (United States)[1,2]	24,574	0

Cochlear, Ltd. (Australia)	15,918	2,498,338

CSL, Ltd. (Australia)	20,974	4,436,009

Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A (China)	169,900	2,963,093

JW Cayman Therapeutics Co., Ltd. (China)*,3	199,500	344,656

Total Health Care		10,242,096

Industrials - 11.0%

Centre Testing International Group Co., Ltd., Class A (China)	544,800	2,296,081

Contemporary Amperex Technology Co., Ltd., Class A (China)	24,700	2,275,233

Shenzhen Inovance Technology Co., Ltd., Class A (China)	655,297	7,060,501

Sungrow Power Supply Co., Ltd., Class A (China)	394,700	9,032,754

Total Industrials		20,664,569

Information Technology - 29.9%

Afterpay, Ltd. (Australia)*	81,597	4,925,784

Hangzhou First Applied Material Co., Ltd., Class A (China)	119,960	2,454,573

Kakao Pay Corp. (South Korea)*	6,970	1,023,146

LONGi Green Energy Technology Co., Ltd., Class A (China)	93,760	1,268,582

MediaTek, Inc. (Taiwan)	25,000	1,072,738

Samsung Electronics Co., Ltd. (South Korea)	229,650	15,082,257

Samsung SDI Co., Ltd. (South Korea)*	12,400	6,819,654

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	701,400	15,515,669

	Shares	Value

Wuxi Lead Intelligent Equipment Co., Ltd., Class A (China)	689,998	$8,047,901

Total Information Technology		56,210,304

Materials - 4.6%

LG Chem, Ltd. (South Korea)	13,040	6,741,186

Yunnan Energy New Material Co., Ltd., Class A (China)	48,000	1,883,698

Total Materials		8,624,884

Real Estate - 4.3%

Country Garden Services Holdings Co., Ltd. (China)	399,958	2,401,314

Goodman Group, REIT (Australia)	300,346	5,789,717

Total Real Estate		8,191,031

Total Common Stocks
(Cost $145,024,046)		139,455,172

Participation Notes - 25.3%

Consumer Discretionary - 3.8%

Titan Co., Ltd. (CLSA Ltd.), 01/09/23 (India)	100,000	3,382,897

Zomato, Ltd. (CLSA Ltd.), 07/22/26 (India)	2,000,000	3,696,746

Total Consumer Discretionary		7,079,643

Consumer Staples - 5.0%

Hindustan Unilever, Ltd. (CLSA Ltd.), 06/30/25 (India)	194,500	6,156,998

Nestle India, Ltd. (CLSA Ltd.), 02/19/25 (India)	12,300	3,255,452

Total Consumer Staples		9,412,450

Energy - 3.2%

Reliance Industries Ltd. (CLSA Ltd.), 06/30/25 (India)	84,000	2,668,394

Sungrow Power Supply Co., Ltd. (UBS Securities LLC), 04/21/22 (China)	146,494	3,352,532

Total Energy		6,020,926

Financials - 2.4%

Kotak Mahindra Bank, Ltd. (CLSA Ltd.), 06/02/25 (India)	187,500	4,513,281

Health Care - 5.4%

Apollo Hospitals Enterprise, Ltd. (CLSA Ltd.), 05/23/22 (India)	118,000	7,942,854

Max Healthcare Institute, Ltd. (CLSA Ltd.), 04/06/26 (India)	378,000	2,246,823

Total Health Care		10,189,677

Information Technology - 3.6%

Info Edge India, Ltd. (CLSA Ltd.), 12/31/24 (India)	10,000	748,406

Tata Consultancy Services, Ltd. (CLSA Ltd.), 02/25/25 (India)	120,731	6,055,329

Total Information Technology		6,803,735

The accompanying notes are an integral part of these financial statements.

9

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 1.9%

Asian Paints, Ltd. (CLSA Ltd.), 06/30/25 (India)	78,500	$3,567,020

Total Participation Notes
(Cost $39,656,555)		47,586,732

Short-Term Investments - 0.7%

Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[4]	454,273	454,273

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[4]	454,273	454,273

	Shares	Value

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[4]	468,038	$468,038

Total Short-Term Investments
(Cost $1,376,584)		1,376,584

Total Investments - 100.1%
(Cost $186,057,185)		188,418,488

Other Assets, less Liabilities - (0.1)%		(184,572)

Net Assets - 100.0%		$188,233,916

*	Non-income producing security.

[1]	Escrow shares

[2]	Security’s value was determined by using significant unobservable inputs.

[3]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $344,656 or 0.2% of net assets.

[4]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$1,023,146	$55,187,158	–	$56,210,304

Industrials	–	20,664,569	–	20,664,569

Communication Services	7,412,854	6,515,437	–	13,928,291

Health Care	–	10,242,096	$0	10,242,096

Materials	–	8,624,884	–	8,624,884

Financials	8,251,917	–	–	8,251,917

Real Estate	–	8,191,031	–	8,191,031

Consumer Staples	–	7,102,014	–	7,102,014

Consumer Discretionary	1,762,800	4,477,266	–	6,240,066

Participation Notes

Health Care	–	10,189,677	–	10,189,677

Consumer Staples	–	9,412,450	–	9,412,450

Consumer Discretionary	–	7,079,643	–	7,079,643

Information Technology	–	6,803,735	–	6,803,735

Energy	–	6,020,926	–	6,020,926

Financials	–	4,513,281	–	4,513,281

Materials	–	3,567,020	–	3,567,020

Short-Term Investments

Other Investment Companies	1,376,584	–	–	1,376,584

Total Investments in Securities	$19,827,301	$168,591,187	$0	$188,418,488

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021 there were no transfers in or out of Level 3.

Common Stock

Balance as of December 31, 2020	$68,811

Accrued discounts (premiums)	–

Realized gain (loss)	(107,072)

Change in unrealized appreciation/depreciation	119,593

Purchases	–

Sales	(81,332)

Transfers in to Level 3	–

Transfers out of Level 3

Balance as of December 31, 2021	$0

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2021	$0

The accompanying notes are an integral part of these financial statements.

11

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Australia	9.4

China	32.3

India	28.0

Singapore	4.0

South Korea	17.4

Taiwan	8.9

United States	0.0

100.0

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities December 31, 2021

AMG Veritas Asia Pacific Fund

Assets:

Investments at value[1]	$188,418,488

Dividend and interest receivables	246,667

Receivable for Fund shares sold	56,762

Receivable from affiliate	20,448

Prepaid expenses and other assets	11,208

Total assets	188,753,573

Liabilities:

Payable for Fund shares repurchased	220,756

Accrued expenses:

Investment advisory and management fees	115,276

Administrative fees	24,354

Shareholder service fees	35,879

Other	123,392

Total liabilities	519,657

Net Assets	$188,233,916

[1] Investments at cost	$186,057,185

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities (continued)

AMG Veritas Asia Pacific Fund

Net Assets Represent:
Paid-in capital	$186,175,597

Total distributable earnings	2,058,319

Net Assets	$188,233,916

Class N:

Net Assets	$166,168,062

Shares outstanding	2,016,038

Net asset value, offering and redemption price per share	$82.42

Class I:

Net Assets	$22,065,854

Shares outstanding	244,766

Net asset value, offering and redemption price per share	$90.15

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations For the fiscal year ended December 31, 2021

AMG Veritas
Asia
Pacific Fund

Investment Income:

Dividend income	$1,516,303

Interest income	387

Securities lending income	44,863

Foreign withholding tax	(218,287)

Total investment income	1,343,266

Expenses:

Investment advisory and management fees	1,857,412

Administrative fees	345,461

Shareholder servicing fees - Class N	487,717

Custodian fees	81,591

Professional fees	47,757

Reports to shareholders	35,456

Registration fees	32,331

Transfer agent fees	23,182

Trustee fees and expenses	15,914

Interest expense	207

Miscellaneous	8,894

Total expenses before offsets	2,935,922

Expense reimbursements	(95,606)

Expense reductions	(695)

Net expenses	2,839,621

Net investment loss	(1,496,355)

Net Realized and Unrealized Gain:

Net realized gain on investments	90,927,326

Net realized loss on foreign currency transactions	(123,767)

Net change in unrealized appreciation/depreciation on investments	(79,240,814)

Net change in unrealized appreciation/depreciation on foreign currency translations	103

Net realized and unrealized gain	11,562,848

Net increase in net assets resulting from operations	$10,066,493

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Veritas Asia Pacific Fund

	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment loss	$(1,496,355)	$(1,688,073)

Net realized gain on investments	90,803,559	17,151,747

Net change in unrealized appreciation/depreciation on investments	(79,240,711)	54,091,097

Net increase in net assets resulting from operations	10,066,493	69,554,771

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(78,253,343)	(8,646,696)

Class I	(14,229,481)	(1,785,052)

From paid-in capital:

Class N	(16,749,799)	—

Class I	(3,045,760)	—

Total distributions to shareholders	(112,278,383)	(10,431,748)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	41,059,273	(19,630,632)

Total increase (decrease) in net assets	(61,152,617)	39,492,391

Net Assets:

Beginning of year	249,386,533	209,894,142

End of year	$188,233,916	$249,386,533

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16

AMG Veritas Asia Pacific Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$147.58	$111.15	$114.95	$119.45	$99.33

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.67)	(1.03)	(1.03)	(0.91)	(0.79)[4]

Net realized and unrealized gain (loss) on investments	4.55	43.88	30.19	(3.59)	20.91

Total income (loss) from investment operations	3.88	42.85	29.16	(4.50)	20.12

Less Distributions to Shareholders from:

Net realized gain on investments	(56.87)	(6.42)	(32.96)	—	—

Paid in capital	(12.17)	—	—	—	—

Total distributions to shareholders	(69.04)	(6.42)	(32.96)	—	—

Net Asset Value, End of Year	$82.42	$147.58	$111.15	$114.95	$119.45

Total Return[3,5]	3.16%	38.74%	25.69%	(3.76)%	20.25%

Ratio of net expenses to average net assets[6]	1.27%	1.36%	1.36%	1.36%	1.36%

Ratio of gross expenses to average net assets[7]	1.31%	1.42%	1.42%	1.38%	1.41%

Ratio of net investment loss to average net assets[3]	(0.69)%	(0.89)%	(0.76)%	(0.69)%	(0.73)%

Portfolio turnover	222%	100%	96%	113%	81%

Net assets end of year (000’s) omitted	$166,168	$204,794	$171,801	$170,744	$173,607

17

AMG Veritas Asia Pacific Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$154.81	$116.08	$118.57	$122.90	$101.95

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.48)	(0.77)	(0.72)	(0.60)	(0.54)[4]

Net realized and unrealized gain (loss) on investments	4.86	45.92	31.19	(3.73)	21.49

Total income (loss) from investment operations	4.38	45.15	30.47	(4.33)	20.95

Less Distributions to Shareholders from:

Net realized gain on investments	(56.87)	(6.42)	(32.96)	—	—

Paid in capital	(12.17)	—	—	—	—

Total distributions to shareholders	(69.04)	(6.42)	(32.96)	—	—

Net Asset Value, End of Year	$90.15	$154.81	$116.08	$118.57	$122.90

Total Return[3,5]	3.43%	39.08%	26.02%	(3.52)%	20.55%

Ratio of net expenses to average net assets[6]	1.02%	1.11%	1.11%	1.11%	1.11%

Ratio of gross expenses to average net assets[7]	1.06%	1.17%	1.17%	1.13%	1.16%

Ratio of net investment loss to average net assets[3]	(0.44)%	(0.64)%	(0.51)%	(0.44)%	(0.48)%

Portfolio turnover	222%	100%	96%	113%	81%

Net assets end of year (000’s) omitted	$22,066	$44,593	$38,093	$31,253	$26,865

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.84) and $(0.59) for Class N and Class I, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended 2021, 2020, 2019, 2018 and 2017, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

18

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”).

The Fund offers Class N and Class I shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of AMG Funds III, (the “Board”) approved Veritas Asset Management LLP (“Veritas”) as the subadviser to the Fund to replace Federated MDTA LLC (“Federated Hermes”), Lord, Abbett & Co. LLC (“Lord Abbett”), Ranger Investment Management L.P. (“Ranger Investment Management”) and Smith Asset Management Group, L.P. (“Smith Asset Management”) effective March 19, 2021, which was subsequently approved by the shareholders of the Fund on June 18, 2021. In conjunction with the subadviser change, the Fund seeks to achieve its investment objective by investing in equity securities listed or traded on exchanges in the Asia Pacific region (excluding Japan). In conjunction with the respective changes in investment strategy, the Fund sold substantially all open positions around the date of the subadviser change that increased the Fund’s portfolio turnover. The Fund also declared a special capital gain distribution on March 24, 2021. In addition, the Board also approved expense changes (See Note 2).

Effective June 18, 2021, the Fund became a non-diversified fund. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Fund and thus Fund performance.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Participation notes (“P-Notes”) are valued using the underlying equity security’s official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each

19

Notes to Financial Statements (continued)

business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, P-Notes, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2021, the impact on the expenses and expense ratios was $695 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences during the year. Temporary differences are due to wash sale loss deferrals and the deferral of qualified late year losses.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

Distributions paid from:	2021	2020
Ordinary income *	$37,755,763	—
Long-term capital gains	54,727,061	$10,431,748
Paid-in capital	19,795,559	—

	$112,278,383	$10,431,748

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Late-year loss deferral	$109,128

At December 31, 2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation
$186,251,144	$18,567,993	$(16,400,546)	$2,167,447

20

Notes to Financial Statements (continued)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Fund were as follows:

	December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	55,947	$5,742,835	32,466	$3,813,396

Reinvestment of distributions	1,128,609	91,981,675	58,454	8,351,282

Cost of shares repurchased	(556,214)	(49,186,622)	(248,844)	(27,811,616)

Net increase (decrease)	628,342	$48,537,888	(157,924)	$(15,646,938)

Class I:

Proceeds from sale of shares	63,510	$7,190,492	53,503	$6,681,747

Reinvestment of distributions	192,066	17,088,128	11,788	1,766,664

Cost of shares repurchased	(298,858)	(31,757,235)	(105,414)	(12,432,105)

Net decrease	(43,282)	$(7,478,615)	(40,123)	$(3,983,694)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2021, there are no outstanding Repurchase Agreements for the Fund.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the

21

Notes to Financial Statements (continued)

sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas. Prior to March 19, 2021, the Fund’s investment portfolio was managed by Federated Hermes, Lord Abbett, Ranger Investment Management and Smith Asset Management.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2021, the Fund paid an investment management fee at the annual rate of 0.71% of the average daily net assets of the Fund. Prior to June 18, 2021, the Fund paid an investment management fee at the annual rate of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. Prior to June 18, 2021, the total annual Fund operating expense limitation was 1.11% of average daily net assets.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At December 31, 2021, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$121,521

1-2 years	120,416

2-3 years	95,606

Total	$337,543

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

	Maximum Annual	Actual
	Amount	Amount
	Approved	Incurred

Class N	0.25%	0.25%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

22

Notes to Financial Statements (continued)

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, the Fund had no interfund loans outstanding.

The Fund utilized the interfund loan program during the fiscal year ended December 31, 2021 as follows:

Average	Number	Interest	Average
Lent	of Days	Earned	Interest Rate
$1,875,729	8	$387	0.941%

Average	Number	Interest	Average
Borrowed	of Days	Paid	Interest Rate
$1,187,913	7	$207	0.909%

For the fiscal year ended December 31, 2021, the Fund executed security transactions with other funds affiliated with Lord Abbett. Each of the transactions were executed at the closing price of the security transacted and with no commissions under Rule 17a-7 procedures approved by the Board. The amounts purchased and sold during the fiscal year ended December 31, 2021, are reflected in the following chart:

	Number of	Total
	Transactions	Quantity	Cost/Proceeds
Purchases	7	4,057	$176,269
Sales*	1	2,940	482,160

*	Realized gain was $305,582.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were $482,624,151 and $552,232,866, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2021.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days. At December 31, 2021, the Fund had no securities on loan.

5. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. GEOGRAPHICAL FOCUS RISK

The Fund is particularly susceptible to risks in the Greater China region and India. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies

23

Notes to Financial Statements (continued)

remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

7. PARTICIPATION NOTES

The Fund invests in P-Notes to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded in the over-the-counter market and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the risks that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

8. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

9. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2021, the Fund had no Repurchase Agreements outstanding.

10. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

24

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND SHAREHOLDERS OF AMG VERITAS ASIA PACIFIC FUND

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (one of the funds constituting AMG Funds III, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

25

Other Information (unaudited)

TAX INFORMATION

AMG Veritas Asia Pacific Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, AMG Veritas Asia Pacific Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, AMG Veritas Asia Pacific Fund hereby makes the following designations regarding its period ended December 31, 2021:

▶ The total amount of taxes paid and income sourced from foreign countries was $216,196 and $1,423,322, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Veritas Asia Pacific Fund hereby designates $54,727,061 as a capital gain distribution with respect to the taxable year ended December 31, 2021, or if subsequently determined to be different, the net capital gains of such fiscal year.

26

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 1987 • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

27

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

28

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121 AR078

ANNUAL REPORT

AMG Funds

December 31, 2021

AMG GW&K ESG Bond Fund
(formerly AMG Managers Loomis Sayles Bond Fund)

Class N: MGFIX | Class I: MGBIX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund

Class N: MGGBX | Class I: GWHIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

amgfunds.com |	123121	AR088

AMG Funds Annual Report – December 31, 2021

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31, 2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG GW&K ESG Bond Fund

Based on Actual Fund Return

Class N	0.68%	$1,000	$999	$3.43

Class I	0.48%	$1,000	$1,000	$2.42

Based on Hypothetical 5% Annual Return

Class N	0.68%	$1,000	$1,022	$3.47

Class I	0.48%	$1,000	$1,023	$2.45

AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.73%	$1,000	$996	$3.67

Class I	0.57%	$1,000	$997	$2.87

Class Z	0.48%	$1,000	$997	$2.42

Based on Hypothetical 5% Annual Return

Class N	0.73%	$1,000	$1,022	$3.72

Class I	0.57%	$1,000	$1,022	$2.91

Class Z	0.48%	$1,000	$1,023	$2.45

AMG GW&K High Income Fund

Based on Actual Fund Return

Class N	0.84%	$1,000	$1,008	$4.25

Class I	0.65%	$1,000	$1,009	$3.29

Based on Hypothetical 5% Annual Return

Class N	0.84%	$1,000	$1,021	$4.28

Class I	0.65%	$1,000	$1,022	$3.31

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG GW&K Municipal Bond Fund

Based on Actual Fund Return

Class N	0.72%	$1,000	$999	$3.63

Class I	0.39%	$1,000	$1,001	$1.97

Based on Hypothetical 5% Annual Return

Class N	0.72%	$1,000	$1,022	$3.67

Class I	0.39%	$1,000	$1,023	$1.99

AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return

Class N	0.99%	$1,000	$1,002	$5.00

Class I	0.64%	$1,000	$1,004	$3.23

Class Z	0.59%	$1,000	$1,004	$2.98

Based on Hypothetical 5% Annual Return

Class N	0.99%	$1,000	$1,020	$5.04

Class I	0.64%	$1,000	$1,022	$3.26

Class Z	0.59%	$1,000	$1,022	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K ESG Bond Fund Class N (the “Fund”) shares returned (1.29%) for the year ended December 31, 2021, compared with the (1.54%) return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund’s prior benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, returned (1.75%).

Effective March 19, 2021, the subadviser of the Fund changed from Loomis, Sayles & Company, L.P. to GW&K Investment Management, LLC (“GW&K”). Also effective March 19, 2021, the Fund changed its name to AMG GW&K ESG Bond Fund and changed its principal investment strategies, benchmark, and principal risks. On June 11, 2021, the Fund’s shareholders approved the appointment of GW&K as the subadviser to the Fund and the change in the Fund’s name.

MARKET OVERVIEW

In the first quarter of 2021, fixed income markets posted their worst returns since 1981 amid a sharp rebound in growth expectations and burgeoning fears of higher inflation. The success of the nationwide vaccine rollout, a rapidly healing labor market, and swelling consumer confidence continued to drive the reflation narrative. Further support came in the form of a $1.9 trillion fiscal stimulus package on top of a commitment to ultra-loose monetary policy from the U.S. Federal Reserve (the “Fed”). And beyond that, investors were confronted with the possibility of yet more fiscal support with a proposal of more than $2 trillion of infrastructure spending. This combination of factors amounted to nothing less than a wholesale regime shift for a bond market that until just a few months ago struggled with an anemic growth outlook and fears of deflation. Nevertheless, worries over new variants, challenged vaccine rollouts, and isolated instances of supply constraints might present challenges in the months ahead.

Fixed income markets rebounded solidly in the second quarter following their worst selloff in decades. The most prominent catalyst behind the first quarter rout–the threat of sharply faster economic growth and elevated inflation–proved far less menacing in light of lackluster data and a less dovish Fed. In addition to the overhang of COVID-19, including fears of new variants and the elusiveness of herd immunity, signs began to emerge that the pace of the recovery had peaked. Nonfarm payrolls posted successive disappointments, the manufacturing resurgence stalled, and retail sales slipped. Some of the more sensational commodity price spikes began to roll over as well, casting further doubt over the persistence of recent inflationary pressures. None of this suggested that the recovery is off track, but the bond market’s stubborn resilience points to a marked revision of the timeframe for normalization.

Fixed income markets were essentially unchanged in the third quarter despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Bond investors’ largely sanguine response to these challenges suggested they have been able to look beyond near-term headwinds toward the next stage of the recovery. The delta variant drove a massive surge in cases across much of the U.S., even as new prevention and treatment options continued to emerge and data suggest cases have crested. Chinese authorities enacted assertive regulatory changes and pursued efforts to reduce systemic leverage, while nevertheless framing both as necessary to achieve long-term stability and prosperity. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh on growth around the world, but there have been few indications that these market failures reflect any weakness in aggregate demand. On balance, these various obstacles seem to have been relegated to the category of one-time items, and the bond market has demonstrated little concern that they represent a meaningful threat to the current trading regime.

Fixed income markets were effectively flat in the fourth quarter, despite major narrative shifts with respect to inflation, monetary policy, and COVID-19. Signs of easing supply-chain pressures and continued labor market normalization were not enough to quell concerns about rising inflation, which printed at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled their intention to respond accordingly. The extremely contagious omicron variant rapidly established itself as the dominant strain around the globe, forcing a reappraisal of reopening timelines and reviving the specter of lockdowns and healthcare rationing. Ironically, the combined effect of these various forces essentially netted to zero; solid economic data and a broadly constructive outlook from the Fed were met with the prospect of tightening financial conditions and growth fears posed by omicron. But trading overall was orderly, and after the last two years’ investors seemed well practiced at looking past near-term volatility toward the next stage of a return to normalcy.

FUND REVIEW

The Fund outperformed during its fiscal year, helped by its overweight to spread product. For the period prior to the Fund’s transition to GW&K, January 1, 2021 to March 18, 2021, the Fund outperformed the legacy Bloomberg Barclays U.S. Government/Credit Bond Index. An overweight allocation to corporate bonds, including out-of-benchmark high yield allocation, were primary drivers of excess return. Following the transition of the Fund to GW&K, the Fund modestly trailed its current benchmark. High yield corporates notably outperformed the broad investment grade market, as they were less sensitive to the upward shift in rates and experienced 77 basis points in spread tightening. Thus, the Fund’s out-of-benchmark allocation to high yield corporates contributed to returns. An overweight to taxable municipals was a modest tailwind. Security selection was the main contributor to performance. Selection within banking, due to an inclusion of out-of-benchmark preferred stock, was a key positive. Also helping was selection in the investment grade corporate technology, consumer cyclicals, and consumer non-cyclicals sectors. Selection within agency MBS was a drag on returns. The biggest detractor from relative performance was yield curve positioning. The Fund benefited from having an overall duration shorter than its benchmark as yields rose. However, this effect was more than offset by the negative impact of our underweight to the long end amid the sharp flattening of the curve.

ESG continues to be a growing area of focus for the corporate bond market. The range of companies publishing sustainability reports and setting related goals and targets increased significantly this year. Large companies in even some of the highest emitting industries, like autos, oil & gas, and steel, set long-term reduction targets and committed to significant sustainability investments. Following this trend, 2021 was another record-shattering year for ESG-labeled bond issuance, with green bonds dominating the market as investors clamor for ESG-related investments. While we continue to selectively add ESG-labeled bonds, we remain focused on avoiding corporate issuers with weaker ESG-related practices

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

OUTLOOK

The meaningful shift in the Fed’s reaction function–in addition to potentially elevated inflation pressure in the near term–suggests front-end maturities could face a challenging 2022. Farther out the curve, however, the outlook is less clear. With the Fed projecting a terminal rate near 2.5% and the market pricing in a ceiling closer to 1.75%, any fluctuation in this differential is likely to impact longer maturities most acutely as investors weigh the potential for a policy error. In light of these various moving pieces and projections, we believe the bias in rates is to the upside and consequently we are broadly shorter than our benchmark. With respect to curve positioning, we think risks are fairly balanced. We have only a small underweight to long maturities because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher.

In light of our constructive fundamental outlook for the credit market and still-supportive market technicals, we believe the corporate credit space offers attractive value. Additionally, with Treasury rates at historically low levels, corporates offer a competitive yield and the potential for spread compression in a rising-rate environment. While we are on guard against the potential for elevated M&A and an increased focus on shareholder returns, we see value in credit improvement stories within the investment grade space. In high yield, we favor crossover stories trading wide of investment grade peers while avoiding some of the more cyclical industries where we think good news is already reflected in spreads. We remain neutral on mortgages heading into the taper, though higher mortgage rates could improve our outlook for prepayment speeds. We also maintain our preference for higher-coupon, seasoned pools given our expectation of higher rates, as they are less exposed to extension risk.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K ESG Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K ESG Bond Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Government/Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indexes exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K ESG Bond Fund and the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Government/Credit Bond Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K ESG Bond Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15

Class N	(1.29%)	4.30%	4.28%	7.71%	06/01/84

Class I	(1.05%)	4.47%	—	3.51%	04/01/13
Bloomberg U.S. Aggregate Bond Index[16]	(1.54%)	3.57%	2.90%	6.97%	06/01/84†

Bloomberg U.S. Government/Credit Bond Index[17]	(1.75%)	3.99%	3.13%	6.99%	06/01/84†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

1 Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars($).

[2]   As of March 19, 2021, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers Loomis Sayles Bond Fund and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]   From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]   To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[6]   The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

    events that affect particular industries or companies.

[9]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[10] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[11] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor

[12] Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[13] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[14] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

1[5]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[16] On March 19, 2021, the primary benchmark changed from the Bloomberg U.S. Government/Credit Bond Index to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[17] The Bloomberg U.S. Government/Credit Bond Index is an index of investment grade government and corporate bonds with a maturity date of more than one year. Unlike the Fund, the Bloomberg U.S. Government/Credit Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K ESG Bond Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	52.8

U.S. Government and Agency Obligations	40.1

Municipal Bonds	4.1

Foreign Government Obligations	0.6

Asset-Backed Securities	0.3

Short-Term Investments	2.6

Other Assets Less Liabilities	(0.5)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	41.0

Aaa/AAA	1.4

Aa/AA	7.4

A	5.1

Baa/BBB	20.3

Ba/BB	21.3

B	3.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	2.9

FHLMC, 3.000%, 04/01/51	2.8

FHLMC, 2.000%, 03/01/36	2.6

U.S. Treasury Bonds, 1.875%, 02/15/51	2.3

FNMA, 2.000%, 04/01/51	2.2

FNMA, 3.500%, 08/01/49	2.2

FNMA, 3.500%, 02/01/35	2.1

U.S. Treasury Bonds, 3.500%, 02/15/39	2.0

FHLMC, 3.500%, 02/01/50	1.8

FHLMC, 4.500%, 12/01/48	1.8

Top Ten as a Group	22.7

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 52.8%

Financials - 12.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$5,850,000	$5,839,389

Aircastle, Ltd. (Bermuda)
5.250%, 08/11/25[1]	2,582,000	2,839,181

Ally Financial, Inc.
Series B, (4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[2,3,4,5]	3,010,000	3,122,875
8.000%, 11/01/31	3,100,000	4,388,265

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[2,3,5]	1,195,000	1,197,091

American Tower Corp.
4.400%, 02/15/26	2,300,000	2,510,009

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[2,5]	6,175,000	7,639,152

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[2,3,5]	4,850,000	5,173,737

The Bank of Nova Scotia (Canada)
(SOFR + 0.610%), 0.660%, 09/15/26[5]	4,788,000	4,788,000

The Charles Schwab Corp.
Series I, (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[2,3,5]	4,900,000	4,998,000

CIT Group, Inc.
6.125%, 03/09/28[4]	2,975,000	3,592,313

Crown Castle International Corp.
4.000%, 03/01/27	2,300,000	2,499,700

GLP Capital LP/GLP Financing II, Inc.
4.000%, 01/15/31	1,700,000	1,813,883

The Goldman Sachs Group, Inc.
(SOFR + 0.920%), 0.969%, 10/21/27[5]	3,150,000	3,164,876
6.750%, 10/01/37	2,200,000	3,119,377

Iron Mountain, Inc.
4.500%, 02/15/31[1]	3,850,000	3,891,156

JPMorgan Chase & Co.
(SOFR + 0.580%), 0.630%, 03/16/24[5]	4,000,000	4,007,559
4.125%, 12/15/26	2,700,000	2,978,022

Morgan Stanley
3.950%, 04/23/27	2,200,000	2,421,937

OneMain Finance Corp.
8.250%, 10/01/23	3,450,000	3,799,312

Owl Rock Capital Corp.
4.250%, 01/15/26	2,300,000	2,418,612

	Principal Amount	Value

SBA Communications Corp.
3.875%, 02/15/27	$3,850,000	$3,965,500

SLM Corp.
3.125%, 11/02/26[4]	3,365,000	3,331,350
4.200%, 10/29/25	838,000	875,710

Starwood Property Trust, Inc.
4.750%, 03/15/25[4]	1,700,000	1,768,000

Truist Financial Corp.
Series P, (4.950% to 12/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.605%), 4.950%, 09/01/25[2,3,5]	4,050,000	4,345,212

VICI Properties LP/VICI Note Co., Inc.
3.500%, 02/15/25[1,4]	1,900,000	1,928,500

Weyerhaeuser Co.
6.875%, 12/15/33	2,600,000	3,550,116

Total Financials		95,966,834

Industrials - 38.3%

ACCO Brands Corp.
4.250%, 03/15/29[1]	4,100,000	4,069,250

Advocate Health & Hospitals Corp.
4.272%, 08/15/48	2,200,000	2,721,217

AECOM
5.125%, 03/15/27	2,100,000	2,287,625

Air Products and Chemicals, Inc.
2.700%, 05/15/40	2,700,000	2,722,720

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[1]	3,800,000	3,914,000

Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	2,200,000	2,576,323

Aramark Services, Inc.
5.000%, 02/01/28[1,4]	3,620,000	3,742,175

ArcelorMittal, S.A. (Luxembourg)
4.250%, 07/16/29[4]	3,550,000	3,887,007

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28[1]	3,500,000	3,460,713

Ashtead Capital, Inc.
1.500%, 08/12/26[1,4]	3,536,000	3,471,110

AT&T, Inc. (3 month LIBOR + 1.180%), 1.381%, 06/12/24[5] 4.300%, 02/15/30	3,900,000 2,200,000	3,952,494 2,476,078

Ball Corp.
2.875%, 08/15/30	4,075,000	3,952,750

Block, Inc.
2.750%, 06/01/26[1]	2,130,000	2,132,535

Broadcom Corp./Broadcom Cayman Finance, Ltd.
3.875%, 01/15/27	3,419,000	3,707,193

Caesars Entertainment, Inc.
6.250%, 07/01/25[1]	3,675,000	3,857,372

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 38.3% (continued)

Centene Corp.
3.375%, 02/15/30	$3,850,000	$3,920,801

Central Garden & Pet Co.
4.125%, 10/15/30[4]	1,800,000	1,815,750

Cisco Systems, Inc.
5.500%, 01/15/40	1,900,000	2,645,541

Clearwater Paper Corp.
4.750%, 08/15/28[1]	2,150,000	2,187,625

The Coca-Cola Co.
2.500%, 06/01/40	2,600,000	2,609,785

Cogent Communications Group, Inc.
3.500%, 05/01/26[1]	3,565,000	3,620,899

CommonSpirit Health
3.347%, 10/01/29	2,300,000	2,445,775

Crown Americas LLC/Crown Americas Capital Corp. V
4.250%, 09/30/26	3,700,000	3,949,750

CVS Health Corp.
5.125%, 07/20/45	2,100,000	2,729,715

Dana, Inc.
4.250%, 09/01/30	1,000,000	1,013,750
5.375%, 11/15/27[4]	3,700,000	3,880,171

Dell International LLC/EMC Corp.
8.100%, 07/15/36	972,000	1,478,995

Dell, Inc.
7.100%, 04/15/28[4]	3,100,000	3,883,783

Delta Air Lines, Inc.
7.375%, 01/15/26[4]	3,350,000	3,943,945

Discovery Communications LLC
3.950%, 03/20/28	2,247,000	2,442,023

Elanco Animal Health, Inc.
5.900%, 08/28/28[6]	3,400,000	3,944,000

Encompass Health Corp.
4.750%, 02/01/30	3,400,000	3,502,000

Fiserv, Inc.
4.200%, 10/01/28	2,200,000	2,466,255

FMG Resources August 2006 Pty, Ltd. (Australia)
4.500%, 09/15/27[1]	3,700,000	3,940,500

The Ford Foundation
Series 2020, 2.415%, 06/01/50	2,900,000	2,739,925

G-III Apparel Group, Ltd.
7.875%, 08/15/25[1]	3,440,000	3,660,143

GLP Capital LP/GLP Financing II Inc.
5.750%, 06/01/28	1,500,000	1,731,960

The Goodyear Tire & Rubber Co.
4.875%, 03/15/27	3,475,000	3,679,156

Graphic Packaging International LLC
3.500%, 03/01/29[1]	3,150,000	3,126,375

Hanesbrands, Inc.
4.875%, 05/15/26[1]	3,650,000	3,900,937

	Principal Amount	Value

Hasbro, Inc.
3.900%, 11/19/29[4]	$3,925,000	$4,327,454

HB Fuller Co.
4.250%, 10/15/28	3,900,000	4,017,000

HCA, Inc.
3.500%, 09/01/30	3,600,000	3,804,750

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	3,750,000	4,007,812

The Home Depot, Inc.
5.875%, 12/16/36	1,700,000	2,407,895

IEA Energy Services LLC
6.625%, 08/15/29[1]	1,855,000	1,832,276

KB Home
4.800%, 11/15/29[4]	1,347,000	1,470,251
6.875%, 06/15/27	1,751,000	2,053,048

Klabin Finance, S.A. (Luxembourg)
4.875%, 09/19/27[1]	3,700,000	3,931,250

Kraft Heinz Foods Co.
4.375%, 06/01/46	5,800,000	6,791,802

Lamar Media Corp.
4.875%, 01/15/29	3,650,000	3,809,688

Lumen Technologies Inc
5.625%, 04/01/25	1,900,000	2,009,668

Macy’s Retail Holdings, LLC
4.500%, 12/15/34	4,100,000	4,048,750

MercadoLibre, Inc.
2.375%, 01/14/26	4,000,000	3,890,040

Merck & Co.,Inc.
1.900%, 12/10/28[4]	7,460,000	7,495,118

Methanex Corp. (Canada)
5.125%, 10/15/27	1,800,000	1,890,000

MGM Resorts International
5.750%, 06/15/25	3,550,000	3,820,688

Microsoft Corp.
2.525%, 06/01/50	2,700,000	2,633,007

MSCI, Inc.
3.250%, 08/15/33[1]	2,015,000	2,037,669

Murphy Oil USA, Inc.
4.750%, 09/15/29	3,700,000	3,894,250

Newell Brands, Inc.
4.700%, 04/01/26[6]	3,600,000	3,924,918

Nordstrom, Inc.
4.000%, 03/15/27[4]	3,900,000	3,919,500

Northrop Grumman Corp.
3.200%, 02/01/27	2,200,000	2,334,922

Novelis Corp.
3.250%, 11/15/26[1]	3,775,000	3,808,031

Owens Corning
7.000%, 12/01/36	1,800,000	2,541,702

Parker-Hannifin Corp.
3.250%, 06/14/29	2,200,000	2,331,511

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 38.3% (continued)

Penn National Gaming, Inc.
5.625%, 01/15/27[1,4]	$3,400,000	$3,468,000

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[1]	3,650,000	3,918,895

PulteGroup, Inc.
6.000%, 02/15/35	4,050,000	5,208,420

Royal Caribbean Cruises, Ltd. (Liberia)
5.500%, 04/01/28[1,4]	3,475,000	3,515,171

Sally Holdings LLC/Sally Capital, Inc.
8.750%, 04/30/25[1]	2,000,000	2,130,000

SK Hynix, Inc. (South Korea)
2.375%, 01/19/31[1]	3,000,000	2,887,091

Sysco Corp.
2.400%, 02/15/30	4,900,000	4,914,371

Teleflex, Inc.
4.250%, 06/01/28[1]	3,900,000	4,017,741

Tenet Healthcare Corp.
4.875%, 01/01/26[1]	3,750,000	3,851,737

Travel + Leisure Co.
5.650%, 04/01/24[6]	2,900,000	3,081,250

Twilio, Inc.
3.625%, 03/15/29	600,000	605,298
3.875%, 03/15/31	2,819,000	2,846,344

United Parcel Service, Inc.
6.200%, 01/15/38	1,700,000	2,453,164

United Rentals North America, Inc.
3.875%, 02/15/31	3,850,000	3,907,750

Valvoline, Inc.
4.250%, 02/15/30[1]	3,600,000	3,672,792

Verizon Communications, Inc.
3.875%, 02/08/29[4]	3,860,000	4,277,550

VF Corp.
2.950%, 04/23/30	2,400,000	2,489,401

Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	3,120,000	3,751,999

Walmart, Inc.
4.050%, 06/29/48	2,100,000	2,668,884

WESCO Distribution, Inc.
7.125%, 06/15/25[1]	1,600,000	1,696,000

Western Digital Corp.
4.750%, 02/15/26	2,066,000	2,259,047

Yum! Brands, Inc.
3.625%, 03/15/31	3,950,000	3,935,187

Total Industrials		288,779,213

Utilities - 1.8%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[2,3,5]	4,450,000	4,639,125

	Principal Amount	Value

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	$5,100,000	$4,686,458

Northern States Power Co.
2.900%, 03/01/50	4,200,000	4,240,203

Total Utilities		13,565,786

Total Corporate Bonds and Notes
(Cost $389,051,017)		398,311,833

Asset-Backed Securities - 0.3%

FAN Engine Securitization, Ltd. (Ireland)
Series 2013-1A, Class 1A 4.625%, 10/15/43 (Cost $7,109,736)[1,7]	7,176,547	2,475,909

Municipal Bonds - 4.1%

California State General Obligation, School Improvements 7.550%, 04/01/39	2,900,000	4,839,679

JobsOhio Beverage System, Series A 2.833%, 01/01/38	4,000,000	4,123,719

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	3,725,000	4,848,629

Massachusetts School Building Authority Series B, 1.753%, 08/15/30	4,850,000	4,796,170

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured) 7.425%, 02/15/29	3,900,000	4,901,645

Port Authority of New York & New Jersey
6.040%, 12/01/29	2,150,000	2,789,364

University of California
1.697%, 05/15/29	4,370,000	4,302,439

Total Municipal Bonds
(Cost $30,539,769)		30,601,645

U.S. Government and Agency Obligations - 40.1%

Fannie Mae - 13.4%

FNMA
2.000%, 04/01/51	16,409,567	16,373,579
2.500%, 11/01/50	5,917,701	6,043,218
3.500%, 02/01/35 to 08/01/49	32,000,239	33,880,883
4.000%, 06/01/48 to 01/01/51	24,331,566	25,931,739
5.000%, 05/01/50	4,328,171	4,804,358

FNMA Pool
3.500%, 02/01/51	6,011,309	6,467,641
4.000%, 07/01/44	7,387,565	8,098,067

Total Fannie Mae		101,599,485

Freddie Mac - 9.0%

FHLMC
2.000%, 03/01/36	18,816,097	19,300,901
3.000%, 04/01/51	20,334,540	21,072,492
3.500%, 02/01/50	13,134,900	13,823,343

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Freddie Mac - 9.0% (continued)

FHLMC
4.500%, 12/01/48	$12,600,668	$13,524,568

Total Freddie Mac		67,721,304

U.S. Treasury Obligations - 17.7%

U.S. Treasury Bonds
1.250%, 05/15/50	6,850,000	5,816,881
1.875%, 02/15/51	17,501,000	17,315,052
2.250%, 05/15/41	20,772,000	21,817,091
2.500%, 02/15/46	3,396,000	3,751,386
3.125%, 05/15/48	6,521,000	8,149,722
3.500%, 02/15/39	12,306,000	15,438,262
5.000%, 05/15/37	5,325,000	7,750,995
6.750%, 08/15/26	3,474,000	4,329,744

U.S. Treasury Notes
0.125%, 03/31/23 to 02/15/24	25,713,000	25,489,854
0.250%, 03/15/24	7,718,000	7,625,746
0.500%, 02/28/26	8,870,000	8,618,106
0.875%, 03/31/26	3,800,000	3,727,859
2.500%, 01/31/25	3,650,000	3,816,103

Total U.S. Treasury Obligations		133,646,801

Total U.S. Government and Agency Obligations
(Cost $301,875,763)		302,967,590

Foreign Government Obligation - 0.6%
The Korea Development Bank (South Korea)
0.500%, 10/27/23 (Cost $4,806,814)	4,800,000	4,757,313
Short-Term Investments - 2.6%

Joint Repurchase Agreements - 2.6%[8]

Cantor Fitzgerald Securities, Inc., dated 12/31/21,due 01/03/22, 0.050% total to be received $4,688,720 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 02/01/22 - 07/20/71, totaling $4,782,474)	4,688,700	4,688,700

	Principal Amount	Value

Citadel Securities LLC, dated 12/31/21, due 01/03/22, 0.070% total to be received $3,954,575 (collateralized by various U.S. Treasuries, 0.000% - 7.250%, 01/04/22 - 11/15/51, totaling $4,033,667)	$3,954,552	$3,954,552

HSBC Securities USA, Inc., dated 12/31/21, due 01/03/22, 0.040% total to be received $116,285 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 05/15/23 - 08/15/47, totaling $118,611)	116,285	116,285

Mirae Asset Securities USA, Inc., dated 12/31/21,due 01/03/22, 0.060% total to be received $2,196,474 (collateralized by various U.S. Government Agency Obligations, 0.550% - 7.500%, 01/01/23 - 10/20/71, totaling $2,240,404)	2,196,463	2,196,463

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $4,688,716 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $4,782,470)	4,688,696	4,688,696

State of Wisconsin Investment Board, dated 12/31/21, due 01/03/22, 0.070% total to be received $4,097,172 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/23 - 02/15/48, totaling $4,179,112)	4,097,148	4,097,148

Total Joint Repurchase Agreements		19,741,844

Total Short-Term Investments
(Cost $19,741,844)		19,741,844

Total Investments - 100.5%
(Cost $753,124,943)		758,856,134

Other Assets, less Liabilities - (0.5)%		(3,917,812)

Net Assets - 100.0%		$754,938,322

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $96,985,033 or 12.8% of net assets.

[2]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.

[3]	Perpetuity Bond. The date shown represents the next call date.

[4]

Some of these securities, amounting to $39,839,239 or 5.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Security’s value was determined by using significant unobservable inputs.

[8]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$398,311,833	–	$398,311,833

Asset-Backed Securities	–	–	$2,475,909	2,475,909

Municipal Bonds†	–	30,601,645	–	30,601,645

U.S. Government and Agency Obligations†	–	302,967,590	–	302,967,590

Foreign Government Obligation	–	4,757,313	–	4,757,313

Short-Term Investments

Joint Repurchase Agreements	–	19,741,844	–	19,741,844

Total Investments in Securities	–	$756,380,225	$2,475,909	$758,856,134

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2021:

Asset-Backed Securities
Balance as of December 31, 2020	$5,105,499
Accrued discounts (premiums)	5,414
Realized gain (loss)	11,419
Change in unrealized appreciation/depreciation	(1,471,536)
Purchases	–
Sales	–
Paydowns	(1,174,887)
Transfers in to Level 3	–
Transfers out of Level 3	–
Balance as of December 31, 2021	$2,475,909

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2021	$(1,911,114)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of December 31, 2021. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of	Valuation	Unobservable			Impact to Valuation from
	December 31, 2021	Technique(s)	Inputs(s)	Range	Median	an Increase in Input(a)
			Broker Quote weighted 25%	55	N/A	Increase
Asset-Backed Securities	$2,475,909	Market Approach	Discount Rate	3.83%	N/A	Decrease
			Indicative Bid Price weighted 75%	29.5	N/A	Increase

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

For the fiscal year ended December 31, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Interest rate futures contracts	Net realized gain on futures contracts	$267,476	Net change in unrealized appreciation/ depreciation on futures contracts	–

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”) Class N shares returned (1.26%) for the year ended December 31, 2021, compared to the return of (1.54%) for Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

In the first quarter of 2021, fixed income markets posted their worst returns since 1981 amid a sharp rebound in growth expectations and burgeoning fears of higher inflation. The success of the nationwide vaccine rollout, a rapidly healing labor market, and swelling consumer confidence continued to drive the reflation narrative. Further support came in the form of a $1.9 trillion fiscal stimulus package on top of a commitment to ultra-loose monetary policy from the U.S. Federal Reserve (the “Fed”). And beyond that, investors were confronted with the possibility of yet more fiscal support with a proposal of more than $2 trillion of infrastructure spending. This combination of factors amounted to nothing less than a wholesale regime shift for a bond market that until just a few months ago struggled with an anemic growth outlook and fears of deflation. Nevertheless, worries over new variants, challenged vaccine rollouts, and isolated instances of supply constraints might present challenges in the months ahead.

Fixed income markets rebounded solidly in the second quarter following their worst selloff in decades. The most prominent catalyst behind the first quarter rout—the threat of sharply faster economic growth and elevated inflation—proved far less menacing in light of lackluster data and a less dovish Fed. In addition to the overhang of COVID-19, including fears of new variants and the elusiveness of herd immunity, signs began to emerge that the pace of the recovery had peaked. Nonfarm payrolls posted successive disappointments, the manufacturing resurgence stalled, and retail sales slipped. Some of the more sensational commodity price spikes began to roll over as well, casting further doubt over the persistence of recent inflationary pressures. None of this suggested that the recovery is off track, but the bond market’s stubborn resilience points to a marked revision of the timeframe for normalization.

Fixed income markets were essentially unchanged in the third quarter despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Bond investors’ largely sanguine response to these challenges suggested they have been able to look beyond near-term headwinds toward the next stage of the recovery. The delta variant drove a massive surge in cases across much of the U.S., even as new prevention and treatment options continued to emerge and data suggest cases have crested. Chinese authorities enacted assertive regulatory changes and pursued efforts to reduce systemic leverage, while nevertheless framing both as necessary to achieve long-term stability and prosperity. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh on growth around the world, but there have been few indications that these market failures reflect any weakness in aggregate demand. On balance, these various obstacles seem to have been relegated to the category of one-time items, and the bond market has demonstrated little concern that they represent a meaningful threat to the current trading regime.

Fixed income markets were effectively flat in the fourth quarter, despite major narrative shifts with respect to inflation, monetary policy, and COVID-19. Signs of easing supply-chain pressures and continued labor market normalization were not enough to quell concerns about rising inflation, which is at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled their intention to respond accordingly. The extremely contagious omicron variant rapidly established itself as the dominant strain around the globe, forcing a reappraisal of reopening timelines and reviving the specter of lockdowns and healthcare rationing. Ironically, the combined effect of these various forces essentially netted to zero; solid economic data and a broadly constructive outlook from the Fed were met with the prospect of tightening financial conditions and growth fears posed by omicron. But trading overall was orderly, and after the last two years’ investors seemed well practiced at looking past near-term volatility toward the next stage of a return to normalcy.

FUND REVIEW

The Fund outperformed its benchmark during the fiscal year, helped by its overweight to spread product. Investment grade corporates outperformed due to modest spread contraction and their higher carry. Additionally, high yield corporates notably outperformed the broad investment grade market, as they were less sensitive to the upward shift in rates and experienced 77 basis points in spread tightening. Thus, the Fund’s above-benchmark allocation to investment grade corporate bonds and the Fund’s out-of-benchmark allocation to high yield corporates contributed to returns. An overweight to taxable municipals was an additional tailwind. Security selection was the main contributor to performance. Selection within banking, due to an inclusion of out-of-benchmark preferreds, was a key positive. Also helping was selection in the investment grade corporate consumer cyclicals and consumer non-cyclicals sectors as well as in taxable municipals and agency MBS. Selection was negative in the communications and capital goods sectors. The Fund benefited from having an overall duration shorter than its benchmark as yields rose across the curve. However, our preference for intermediate maturities and underweight to the long end weighed on performance amid the sharp flattening of the yield curve.

ESG continues to be a growing area of focus for the corporate bond market. The range of companies publishing sustainability reports and setting related goals and targets increased significantly this year. Large companies in even some of the highest emitting industries, like autos, oil & gas, and steel, set long-term reduction targets and committed to significant sustainability investments. Following this trend, 2021 was another record-shattering year for ESG-labeled bond issuance, with green bonds dominating the market as investors clamor for ESG-related investments. While we continue to selectively add ESG-labeled bonds, we remain focused on avoiding corporate issuers with weaker ESG-related practices.

OUTLOOK

The meaningful shift in the Fed reaction function—in addition to potentially elevated inflation pressure in the near term—suggests front-end maturities could face a challenging 2022. Farther out the curve, however, the outlook is less clear. With the Fed projecting a terminal rate near 2.5% and the market pricing in a ceiling closer to 1.75%, any fluctuation in this differential is likely to impact longer maturities most acutely as investors weigh the potential for a policy error. In light of these various moving pieces and projections, we believe the bias in rates is to the upside and consequently we are broadly shorter than our benchmark. With respect to curve positioning, we think risks are fairly balanced. We have only a small underweight to long maturities because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

In light of our constructive fundamental outlook for the credit market and still-supportive market technicals, we believe the corporate credit space offers attractive value. Additionally, with Treasury rates at historically low levels, corporates offer a competitive yield and the potential for spread compression in a rising-rate environment. While we are on guard against the potential for elevated M&A and an increased focus on shareholder returns, we see value in credit improvement stories within the investment grade space. In high yield, we favor crossover stories trading wide of investment grade peers while avoiding some of the more cyclical industries where we think good news is already reflected in spreads. We remain neutral on mortgages heading into the taper, though higher mortgage rates could improve our outlook for prepayment speeds. We also maintain our preference for higher-coupon, seasoned pools given our expectation of higher rates, as they are less exposed to extension risk.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended December 31, 2021.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Enhanced Core Bond ESG Fund2, [3,4,5,6,7,8,9]
Class N	(1.26%)	4.04%	3.48%	5.20%	01/02/97

Class I	(1.07%)	4.23%	–	3.01%	11/30/12

Class Z	(0.92%)	4.30%	3.75%	5.57%	01/02/97

Bloomberg U.S. Aggregate Bond Index[10]	(1.54%)	3.57%	2.90%	4.96%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]   To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]   Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

[9] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[10]  The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC.

Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	44.3

U.S. Government and Agency Obligations	44.1

Municipal Bonds	5.8

Foreign Government Obligations	0.6

Short-Term Investments	2.4

Other Assets Less Liabilities	2.8

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	46.5

Aaa/AAA	2.8

Aa/AA	8.6

A	7.3

Baa/BBB	20.1

Ba/BB	13.2

B	1.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 6.750%, 08/15/26	3.9

U.S. Treasury Bonds, 2.250%, 05/15/41	3.0

FNMA, 4.000%, 10/01/43	2.0

U.S. Treasury Bonds, 5.000%, 05/15/37	2.0

U.S. Treasury Bonds, 1.875%, 02/15/51	1.9

California State General Obligation, School Improvements, 7.550%, 04/01/39	1.8

FNMA, 4.500%, 09/01/46	1.7

FHLMC, 3.000%, 03/01/51	1.5

U.S. Treasury Notes, 1.625%, 02/15/26	1.3

Los Angeles Unified School District, School Improvements, General Obligation, 5.750%, 07/01/34	1.2

Top Ten as a Group	20.3

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 44.3%

Financials - 13.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$450,000	$449,184

Ally Financial, Inc. 8.000%, 11/01/31	409,000	578,968

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	595,000	596,041

American Tower Corp.
2.950%, 01/15/51	591,000	559,803

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[1,3]	484,000	598,761

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	234,000	249,620

The Bank of Nova Scotia (Canada)
(SOFR + 0.610%), 0.660%, 09/15/26[3]	600,000	600,000

Boston Properties, LP
3.400%, 06/21/29	542,000	575,276

CIT Group, Inc.
6.125%, 03/09/28[4]	421,000	508,357

Crown Castle International Corp.
4.300%, 02/15/29	392,000	437,587

The Goldman Sachs Group, Inc.
Series U, (3.650% to 08/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.915%), 3.650%, 08/10/26[1,2,3]	15,000	14,850
Series S, (4.400% to 02/10/25 then U.S. Treasury Yield Curve CMT 5 year + 2.850%), 4.400%, 02/10/25[1,2,3]	343,000	345,230

Iron Mountain, Inc.
4.500%, 02/15/31[5]	270,000	272,886

JPMorgan Chase & Co.
(3.157% to 04/22/41 then SOFR + 1.460%), 3.157%, 04/22/42[1,3]	578,000	603,363

Morgan Stanley
(3 month LIBOR + 1.220%), 1.364%, 05/08/24[1,3]	595,000	602,271

SLM Corp.
3.125%, 11/02/26[4]	300,000	297,000

Starwood Property Trust, Inc.
5.500%, 11/01/23[5]	238,000	246,330

The Toronto-Dominion Bank (Canada)
(SOFR + 0.355%), 0.405%, 03/04/24[3]	592,000	592,323

Total Financials		8,127,850

Industrials - 29.5%

AECOM
5.125%, 03/15/27	235,000	255,996

	Principal Amount	Value

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[5]	$230,000	$236,900

Aramark Services, Inc.
5.000%, 02/01/28[4,5]	284,000	293,585

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28[4,5]	400,000	395,510

Ashtead Capital, Inc.
1.500%, 08/12/26[4,5]	278,000	272,898

AT&T, Inc.
(3 month LIBOR + 1.180%), 1.381%, 06/12/24[3]	729,000	738,812

Berry Global, Inc.
5.625%, 07/15/27[5]	252,000	263,655

Block Financial LLC
3.875%, 08/15/30	124,000	132,670

Block, Inc.
2.750%, 06/01/26[5]	160,000	160,190

Broadcom, Inc.
1.950%, 02/15/28[5]	568,000	561,546

Centene Corp.
2.500%, 03/01/31	294,000	286,213

Central Garden & Pet Co.
4.125%, 10/15/30[4]	130,000	131,138

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	541,000	595,700

Clearwater Paper Corp.
4.750%, 08/15/28[5]	240,000	244,200

The Coca-Cola Co.
2.500%, 06/01/40	140,000	140,527

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	235,000	238,685

Comcast Corp.
4.150%, 10/15/28	514,000	583,509

CommonSpirit Health
3.347%, 10/01/29	541,000	575,289

CVS Health Corp.
5.125%, 07/20/45	490,000	636,933

Dana, Inc.
4.250%, 09/01/30	35,000	35,481
5.625%, 06/15/28[4]	377,000	400,563

Dell, Inc.
7.100%, 04/15/28[4]	235,000	294,416

Discovery Communications LLC
3.950%, 03/20/28	260,000	282,566

Elanco Animal Health, Inc.
5.900%, 08/28/28[6]	361,000	418,760

Fiserv, Inc.
4.200%, 10/01/28	516,000	578,449

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 29.5% (continued)

The Ford Foundation
Series 2020, 2.415%, 06/01/50	$548,000	$517,751

G-III Apparel Group, Ltd.
7.875%, 08/15/25[5]	220,000	234,079

GLP Capital LP/GLP Financing II Inc.
5.750%, 06/01/28	115,000	132,784

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	218,000	232,988

Hudbay Minerals, Inc. (Canada)
4.500%, 04/01/26[4,5]	135,000	135,000

KB Home
4.800%, 11/15/29[4]	415,000	452,972

Kraft Heinz Foods Co.
4.250%, 03/01/31	510,000	579,931

Lumen Technologies Inc
5.625%, 04/01/25	246,000	260,199

Macy’s Retail Holdings, LLC
4.500%, 12/15/34	518,000	511,525

Merck & Co., Inc.
1.900%, 12/10/28[4]	598,000	600,815

MGM Resorts International
5.750%, 06/15/25[4]	365,000	392,831

Microsoft Corp.
2.525%, 06/01/50	589,000	574,386

MSCI, Inc.
3.250%, 08/15/33[5]	135,000	136,519

Murphy Oil USA, Inc.
4.750%, 09/15/29	22,000	23,155
5.625%, 05/01/27	257,000	267,280

Newell Brands, Inc.
4.700%, 04/01/26[6]	245,000	267,112

Nordstrom, Inc.
4.375%, 04/01/30[4]	581,000	586,104

Penn National Gaming, Inc.
5.625%, 01/15/27[5]	125,000	127,500

PulteGroup, Inc.
5.000%, 01/15/27[4]	424,000	481,579
5.500%, 03/01/26	85,000	96,647

Royal Caribbean Cruises, Ltd. (Liberia)
7.500%, 10/15/27[4]	253,000	292,595

Sysco Corp.
2.400%, 02/15/30	563,000	564,651

Travel + Leisure Co.
5.650%, 04/01/24[6]	412,000	437,750

United Rentals North America, Inc.
3.875%, 02/15/31	289,000	293,335

Verizon Communications, Inc.
3.875%, 02/08/29[4]	526,000	582,899

	Principal Amount	Value

Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	$364,000	$437,733

Total Industrials		17,974,311

Utilities - 1.4%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[1,2,3]	456,000	475,380

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	438,000	402,484

Total Utilities		877,864

Total Corporate Bonds and Notes (Cost $26,648,969)		26,980,025

Municipal Bonds - 5.8%

California State General Obligation,
School Improvements
7.550%, 04/01/39	650,000	1,084,756

County of Miami-Dade FL Aviation
Revenue, Series C
4.280%, 10/01/41	675,000	740,284

Los Angeles Unified School District,
School Improvements
5.750%, 07/01/34	570,000	741,938

Massachusetts School Building Authority
Series B, 1.753%, 08/15/30	518,000	512,250

University of California, University & College Improvements Series BD, 3.349%, 07/01/29	380,000	417,496

Total Municipal Bonds (Cost $3,320,286)		3,496,724

U.S. Government and Agency Obligations - 44.1%

Fannie Mae - 19.9%

FNMA
2.000%, 08/01/50 to 09/01/50	562,136	561,420
2.500%, 07/01/33 to 05/01/50	577,257	596,834
3.000%, 08/01/50	217,168	227,203
3.500%, 02/01/33 to 07/01/50	4,277,168	4,583,345
4.000%, 12/01/33 to 01/01/51	2,902,510	3,159,301
4.500%, 04/01/39 to 08/01/50	1,770,720	1,941,053
5.000%, 07/01/47 to 08/01/50	952,483	1,063,412

Total Fannie Mae		12,132,568

Freddie Mac - 8.4%

FHLMC
2.000%, 08/01/50	169,342	169,456
2.500%, 10/01/34 to 08/01/50	1,152,720	1,191,307
3.000%, 03/01/50 to 03/01/51	1,475,843	1,543,488
4.000%, 07/01/48 to 09/01/50	490,905	532,304
4.500%, 10/01/41	593,596	653,435

FHLMC Gold Pool
3.500%, 02/01/30 to 04/01/46	918,454	985,706

Total Freddie Mac		5,075,696

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Treasury Obligations - 15.8%

U.S. Treasury Bonds
1.875%, 02/15/51	$1,173,000	$1,160,537
2.250%, 05/15/41	1,732,000	1,819,141
2.500%, 02/15/46	540,000	596,510
3.125%, 05/15/48	476,000	594,888
5.000%, 05/15/37	821,000	1,195,036
6.750%, 08/15/26	1,929,000	2,404,167

U.S. Treasury Notes
1.625%, 02/15/26	813,000	826,974
2.125%, 09/30/24	558,000	576,222
2.875%, 05/15/28	426,000	464,124

Total U.S. Treasury Obligations		9,637,599

Total U.S. Government and Agency Obligations (Cost $26,873,703)		26,845,863

Foreign Government Obligation - 0.6%

The Korea Development Bank (South Korea)
0.500%, 10/27/23
(Cost $345,470)	346,000	342,923

Short-Term Investments - 2.4%

Joint Repurchase Agreements - 2.4%[7]

Citigroup Global Markets, Inc., dated 12/31/21, due 01/03/22, 0.060% total to be received $481,524 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 3.500%, 02/15/22 - 12/20/51, totaling $491,152)	481,522	481,522

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,481,522

Total Short-Term Investments (Cost $1,481,522)		1,481,522

Total Investments - 97.2% (Cost $58,669,950)		59,147,057

Other Assets, less Liabilities - 2.8%		1,702,877

Net Assets - 100.0%		$60,849,934

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $5,203,772 or 8.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $3,819,483 or 6.3% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT         Constant Maturity Treasury

FHLMC   Freddie Mac

FNMA     Fannie Mae

LIBOR     London Interbank Offered Rate

MTN        Medium-Term Note

SOFR      Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$26,980,025	–	$26,980,025

Municipal Bonds†	–	3,496,724	–	3,496,724

U.S. Government and Agency Obligations†	–	26,845,863	–	26,845,863

Foreign Government Obligation	–	342,923	–	342,923

Short-Term Investments

Joint Repurchase Agreements	–	1,481,522	–	1,481,522

Total Investments in Securities	–	$59,147,057	–	$59,147,057

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K High Income Fund (the “Fund”) Class N shares returned 3.67% during the year ended December 31, 2021, compared to the 4.11% return for the Bloomberg Barclays U.S. High Yield 1–5 Year Ba Index.

MARKET OVERVIEW

In the first quarter of 2021, fixed income markets posted their worst returns since 1981 amid a sharp rebound in growth expectations and burgeoning fears of higher inflation. The success of the nationwide vaccine rollout, a rapidly healing labor market, and swelling consumer confidence continued to drive the reflation narrative. Further support came in the form of a $1.9 trillion fiscal stimulus package on top of a commitment to ultra-loose monetary policy from the U.S. Federal Reserve (the “Fed”). And beyond that, investors were confronted with the possibility of yet more fiscal support with a proposal of more than $2 trillion of infrastructure spending. This combination of factors amounted to nothing less than a wholesale regime shift for a bond market that until just a few months ago struggled with an anemic growth outlook and fears of deflation. Nevertheless, worries over new variants, challenged vaccine rollouts, and isolated instances of supply constraints might present challenges in the months ahead.

Fixed income markets rebounded solidly in the second quarter following their worst selloff in decades. The most prominent catalyst behind the first quarter rout—the threat of sharply faster economic growth and elevated inflation—proved far less menacing in light of lackluster data and a less dovish Fed. In addition to the overhang of COVID-19, including fears of new variants and the elusiveness of herd immunity, signs began to emerge that the pace of the recovery had peaked. Nonfarm payrolls posted successive disappointments, the manufacturing resurgence stalled, and retail sales slipped. Some of the more sensational commodity price spikes began to roll over as well, casting further doubt over the persistence of recent inflationary pressures. None of this suggested that the recovery is off track, but the bond market’s stubborn resilience points to a marked revision of the timeframe for normalization.

Fixed income markets were essentially unchanged in the third quarter despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Bond investors’ largely sanguine response to these challenges suggested they have been able to look beyond near-term headwinds toward the next stage of the recovery. The delta variant drove a massive surge in cases across much of the U.S., even as new prevention and treatment options continued to emerge and data suggest cases have crested. Chinese authorities enacted assertive regulatory changes and pursued efforts to reduce systemic leverage, while nevertheless framing both as necessary to achieve long-term stability and prosperity. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh on growth around the world, but there have been few indications that these market failures reflect any weakness in aggregate demand. On balance, these various obstacles seem to have been relegated to the category of one-time items, and the bond market has demonstrated little concern that they represent a meaningful threat to the current trading regime.

Fixed income markets were effectively flat in the fourth quarter, despite major narrative shifts with respect to inflation, monetary policy, and COVID-19. Signs of easing supply-chain pressures and continued labor market normalization were not enough to quell concerns about rising inflation, which is at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled its intention to respond accordingly. The extremely contagious omicron variant rapidly established itself as the dominant strain around the globe, forcing a reappraisal of reopening timelines and reviving the specter of lockdowns and healthcare rationing. Ironically, the combined effect of these various forces essentially netted to zero; solid economic data and a broadly constructive outlook from the Fed were met with the prospect of tightening financial conditions and growth fears posed by omicron. But trading overall was orderly, and after the last two years investors seemed well practiced at looking past near-term volatility toward the next stage of a return to normalcy.

FUND REVIEW

The Fund underperformed during its fiscal year mainly because of its duration and curve positioning. The Fund’s duration was longer than that of the benchmark, which detracted from returns in the rising rate environment. In addition, an overweight to the 3- to 5-year part of the curve served as a drag on performance as longer tenors endured the worst returns. The Fund’s overweight to this segment was due to more attractive yield and bond roll versus shorter segments. The overall allocation effect was a modest negative, but this was mostly due to a small amount of cash being a drag in an upward market. However, the decisions to have a moderate out-of-benchmark allocation to investment grade corporates and B-rated bonds were additive. Security selection was the main contributor to performance and came from a range of areas. Inclusion of out-of-benchmark preferreds was a positive, as was selection in energy, basic industry, consumer cyclicals, and transportation. Selection in real estate investment trusts and communications lagged.

OUTLOOK

The meaningful shift in the Fed’s reaction function–in addition to potentially elevated inflation pressure in the near term—suggest front-end maturities could face a challenging 2022. Farther out the curve, however, the outlook is less clear. With the Fed projecting a terminal rate near 2.5% and the market pricing in a ceiling closer to 1.75%, any fluctuation in this differential is likely to impact longer maturities most acutely as investors weigh the potential for a policy error. In light of these various moving pieces and projections, we believe the bias in rates is to the upside and consequently we are broadly shorter than our benchmark. With respect to curve positioning, we think risks are fairly balanced. We have only a small underweight to long maturities because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher.

In light of our constructive fundamental outlook for the credit market and still-supportive market technicals, we believe the corporate credit space offers attractive value. Additionally, with Treasury rates at historically low levels, corporates offer a competitive yield and the potential for spread compression in a rising-rate environment. While we are on guard against the potential for elevated M&A and an increased focus on shareholder returns, we see value in credit improvement stories within the investment grade space. In high yield, we favor crossover stories trading wide of investment grade peers while avoiding some of the more cyclical industries where we think good news is already reflected in spreads.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K High Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K High Income Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K High Income Fund and the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K High Income Fund2, [3,4,5,6,7]
Class N	3.67%	5.81%	3.77%	4.97%	03/25/94

Class I	–	–	–	3.68%	03/15/21
Bloomberg U.S. High Yield 1-5 Year Ba Index[8]	4.11%	5.17%	5.77%	–	03/ 25/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars($).

[2] From time to time the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   As of December 4, 2020, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Global Income Opportunity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7] The issuer of the bonds may not be able to meet interest or principal payments when the bonds come due.

[8]   The Bloomberg U.S. High Yield Ba 1-5 Year Index, a subset of the Bloomberg High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg U.S. High Yield Ba 1-5 Year Index is unmanaged, is not available for investment and does not incur expenses.

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value

AMG GW&K High Income Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	96.8

Short-Term Investments[1]	11.0

Other Assets Less Liabilities[2]	(7.8)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

[2]	Includes repayment of cash collateral on security lending transactions.

Rating	% of Market Value[1]

Baa/BBB	19.3

Ba/BB	66.0

B	14.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Starwood Property Trust, Inc., 4.750%, 03/15/25	2.2

Telecom Italia S.P.A., 5.303%, 05/30/24 (Italy)	2.0

Ford Motor Co., 4.346%, 12/08/26	1.9

Ovintiv Exploration Inc, 5.625%, 07/01/24	1.8

Service Properties Trust, 7.500%, 09/15/25	1.8

Apache Corp., 4.625%, 11/15/25	1.8

OneMain Finance Corp., 7.125%, 03/15/26	1.5

Ball Corp., 5.250%, 07/01/25	1.5

Citigroup, Inc., 3.875%, 02/18/26	1.5

DCP Midstream Operating LP, 5.375%, 07/15/25	1.4

Top Ten as a Group	17.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 96.8%

Financials - 17.8%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$150,000	$149,728

Ally Financial, Inc.
Series B (4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[1,2,3]	190,000	197,125

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	205,000	205,359

The Charles Schwab Corp.
Series I (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[1,2,3]	241,000	245,820

Citigroup, Inc.
(3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[1,2,3]	310,000	310,000

MetLife, Inc.
Series G (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3,4]	189,000	192,780

Morgan Stanley
Series M (5.875% to 09/15/26 then 3 month LIBOR + 4.435%), 5.875%, 09/15/26[1,2,3,4]	210,000	236,638

Navient Corp.
6.125%, 03/25/24	193,000	205,786

OneMain Finance Corp.
7.125%, 03/15/26	275,000	313,500

SBA Communications Corp.
3.875%, 02/15/27	180,000	185,400

Service Properties Trust
7.500%, 09/15/25	360,000	390,037

SLM Corp.
4.200%, 10/29/25	286,000	298,870

Starwood Property Trust, Inc.
4.750%, 03/15/25	446,000	463,840

VICI Properties LP/VICI Note Co., Inc.
3.500%, 02/15/25[4,5]	120,000	121,800
4.250%, 12/01/26[5]	85,000	88,525

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 03/01/25[5]	185,000	190,550

Total Financials		3,795,758

	Principal Amount	Value
Industrials - 77.0%

AECOM
5.125%, 03/15/27	$184,000	$200,439

Alcoa Nederland Holding BV (Netherlands)
6.125%, 05/15/28[5]	200,000	215,250

Allegheny Technologies, Inc.
4.875%, 10/01/29	156,000	156,156

American Airlines Inc/AAdvantage Loyalty IP, Ltd.
5.500%, 04/20/26[5]	235,000	244,371

American Axle & Manufacturing, Inc.
6.250%, 03/15/26	164,000	167,485

Apache Corp.
4.625%, 11/15/25	351,000	376,886

Aramark Services, Inc.
5.000%, 02/01/28[4,5]	100,000	103,375

ArcelorMittal, S.A. (Luxembourg)
4.250%, 07/16/29[4]	181,000	198,183

Avient Corp.
5.750%, 05/15/25[5]	140,000	145,950

Ball Corp.
5.250%, 07/01/25	283,000	312,007

Bath & Body Works, Inc.
6.694%, 01/15/27	135,000	155,250

Block, Inc.
2.750%, 06/01/26[5]	210,000	210,250

Caesars Entertainment, Inc.
6.250%, 07/01/25[5]	185,000	194,181

CDW LLC/CDW Finance Corp.
5.500%, 12/01/24	145,000	158,890

Clearwater Paper Corp.
5.375%, 02/01/25[5]	255,000	275,400

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	200,000	203,136

Continental Resources, Inc.
4.375%, 01/15/28	138,000	149,185

Crown Cork & Seal Co., Inc.
7.375%, 12/15/26	205,000	247,281

CSC Holdings LLC
5.250%, 06/01/24	167,000	173,680

Dana, Inc.
5.625%, 06/15/28	100,000	106,250

DCP Midstream Operating LP
5.375%, 07/15/25	276,000	301,530

Delta Air Lines, Inc.
7.375%, 01/15/26[4]	251,000	295,502

DISH DBS Corp.
7.750%, 07/01/26	175,000	184,625

Embraer Netherlands Finance BV (Netherlands)
5.050%, 06/15/25	220,000	227,425

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 77.0% (continued)

Encompass Health Corp.
4.500%, 02/01/28	$191,000	$196,491

FMG Resources August 2006 Pty, Ltd. (Australia)
5.125%, 05/15/24[5]	135,000	143,100

Ford Motor Co.
4.346%, 12/08/26	364,000	397,033
5.291%, 12/08/46	88,000	103,422

Fortress Transportation and Infrastructure Investors LLC
6.500%, 10/01/25[5]	175,000	180,906

G-III Apparel Group, Ltd.
7.875%, 08/15/25[5]	180,000	191,519

The Goodyear Tire & Rubber Co.
4.875%, 03/15/27	283,000	299,626

Griffon Corp.
5.750%, 03/01/28	100,000	103,883

Hanesbrands, Inc.
4.875%, 05/15/26[5]	170,000	181,687

HCA, Inc.
5.375%, 02/01/25	192,000	211,008

Hexcel Corp.
4.950%, 08/15/25[6]	168,000	183,211

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	98,000	104,738

Howmet Aerospace, Inc.
6.875%, 05/01/25	212,000	243,739

Hudbay Minerals, Inc. (Canada)
4.500%, 04/01/26[5]	300,000	300,000

IEA Energy Services LLC
6.625%, 08/15/29[5]	45,000	44,449

KB Home
4.000%, 06/15/31	95,000	98,563

Kraft Heinz Foods Co.
4.375%, 06/01/46	86,000	100,706

Lumen Technologies Inc
5.625%, 04/01/25	279,000	295,104

Macy’s Retail Holdings, LLC
3.625%, 06/01/24[4]	139,000	142,127
4.500%, 12/15/34	107,000	105,663

Matador Resources Co.
5.875%, 09/15/26	250,000	257,500

Mattel, Inc.
3.375%, 04/01/26[5]	240,000	246,125

MercadoLibre, Inc.
2.375%, 01/14/26	200,000	194,502

Meritage Homes Corp.
6.000%, 06/01/25	163,000	181,745

Meritor, Inc.
6.250%, 06/01/25[5]	260,000	271,050

	Principal Amount	Value

Methanex Corp. (Canada)
5.125%, 10/15/27	$200,000	$210,000

MGM Resorts International
5.750%, 06/15/25[4]	233,000	250,766

Mueller Water Products, Inc.
4.000%, 06/15/29[5]	200,000	202,000

Newell Brands, Inc.
4.875%, 06/01/25	180,000	196,200

Nordstrom, Inc.
4.000%, 03/15/27[4]	282,000	283,410

Novelis Corp.
3.250%, 11/15/26[5]	210,000	211,837

NuStar Logistics LP
5.625%, 04/28/27	113,000	119,497
5.750%, 10/01/25	115,000	123,754

Occidental Petroleum Corp.
3.400%, 04/15/26	205,000	210,264

Ovintiv Exploration Inc
5.625%, 07/01/24	356,000	391,878

Owens-Brockway Glass Container, Inc.
6.375%, 08/15/25[4,5]	220,000	237,050

Penn National Gaming, Inc.
4.125%, 07/01/29[4,5]	200,000	194,000

Penske Automotive Group, Inc.
3.500%, 09/01/25[4]	192,000	196,320

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[5]	250,000	268,417

PTC, Inc.
3.625%, 02/15/25[5]	295,000	299,056

QVC, Inc.
4.750%, 02/15/27	204,000	209,765

Royal Caribbean Cruises, Ltd. (Liberia)
7.500%, 10/15/27[4]	181,000	209,326

Sally Holdings LLC/Sally Capital, Inc.
8.750%, 04/30/25[5]	130,000	138,450

Sealed Air Corp.
5.500%, 09/15/25[5]	200,000	221,250

Silgan Holdings, Inc.
4.125%, 02/01/28	153,000	156,251

Southwestern Energy Co.
6.450%, 01/23/25	47,000	51,653

Sprint Corp.
7.125%, 06/15/24	169,000	189,729

Telecom Italia S.P.A. (Italy)
5.303%, 05/30/24[5]	400,000	420,984

Tenet Healthcare Corp.
4.875%, 01/01/26[5]	190,000	195,155

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 77.0% (continued)

Teva Pharmaceutical Finance Netherlands III (Netherlands)
2.800%, 07/21/23	$200,000	$200,693

TransDigm, Inc.
6.250%, 03/15/26[5]	190,000	197,481

Travel + Leisure Co.
5.650%, 04/01/24[6]	181,000	192,312

United Airlines Holdings, Inc.
5.000%, 02/01/24	290,000	300,150

United States Steel Corp.
6.875%, 03/01/29[4]	94,000	101,168

Wabash National Corp.
4.500%, 10/15/28[5]	155,000	156,550

WESCO Distribution, Inc.
7.250%, 06/15/28[5]	100,000	109,625

Western Midstream Operating LP
4.650%, 07/01/26	184,000	200,265

Total Industrials		16,425,840

Utilities - 2.0%

NRG Energy, Inc.
5.250%, 06/15/29[5]	185,000	198,206

SM Energy Co.
5.625%, 06/01/25	217,000	218,628

Total Utilities		416,834

Total Corporate Bonds and Notes
(Cost $20,559,924)		20,638,432

	Principal Amount	Value
Short-Term Investments - 11.0%

Joint Repurchase Agreements - 11.0%[7]

Bank of America Securities, Inc., dated 12/31/21,due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 1.000% - 5.000%, 09/01/28 - 01/01/61, totaling $1,020,000)	$1,000,000	$1,000,000

Morgan, Stanley & Co. LLC, dated 12/31/21, due 01/03/22, 0.050% total to be received $340,363 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.000%, 11/01/22 - 01/01/52, totaling $347,169)	340,362	340,362

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,340,362

Total Short-Term Investments
(Cost $2,340,362)		2,340,362

Total Investments - 107.8%
(Cost $22,900,286)		22,978,794

Other Assets, less Liabilities - (7.8)%		(1,655,082)

Net Assets - 100.0%		$21,323,712

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $2,660,400 or 12.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $6,601,685 or 31.0% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$20,638,432	–	$20,638,432

Short-Term Investments

Joint Repurchase Agreements	–	2,340,362	–	2,340,362

Total Investments in Securities	–	$22,978,794	–	$22,978,794

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2021, AMG GW&K Municipal Bond Fund (the “Fund”) Class N shares returned 0.10%, compared to the 0.96% return for its benchmark, the Bloomberg 10-Year Municipal Bond Index (the “Index”).

Municipal bonds fared better than most fixed income alternatives in the first quarter, but ultimately could not escape the gravitational pull of a bond market selloff that saw Treasury yields surge to their highest levels of the pandemic era. The major catalyst came in January, when the Democrats unexpectedly secured control of the U.S. Senate, clearing the way to add a $1.9 trillion fiscal stimulus package to an economy already buoyed by the momentum of a successful vaccine rollout. Investors responded quickly, repositioning for a sharp acceleration in growth and a revival of long-dormant inflationary pressures. The yield on the 10-year U.S. Treasury shot up 82 basis points over the first quarter and the curve steepened significantly, as the futures market pulled forward by a year; the date of a first rate hike. But the U.S. Federal Reserve (the “Fed”) pledged patience and dismissed pricing pressures as temporary. While inflation expectations had pushed to decade-highs, policymakers emphasized that over half of the increase in nominal yields was driven by a surge in real rates, a welcome reflection of investor confidence in the recovery.

That followed with solid gains from municipal bonds in the second quarter, riding the coattails of a Treasury rally that reversed much of the first quarter selloff in bonds. In many ways, the rebound in the broader market went against the grain of events. After all, during the quarter, unprecedented fiscal stimulus made its way through the economy, with the White House pushing aggressively for even more. A vaccine-led recovery across the U.S. unleashed a mountain of pent-up savings amid easing lockdowns, fueling an acceleration in growth. Inflation readings jumped to levels not seen in two decades, as job openings surged to record highs and supply chain disruptions caused widespread shortages. And yet, Treasury yields declined anyway. Disappointing employment data and a deceleration in retail sales and manufacturing activity called into question the strength of the recovery. Fiscal spending initiatives met stiff resistance in Congress. And the Fed surprised investors by easing off its ultra-accommodative stance on rates and asset purchases, signaling two quarter point hikes in 2023 and setting the stage for a future discussion on tapering. This combination of less-robust growth and a more vigilant Fed led to a significant flattening of the yield curve.

Modest losses for municipal bonds followed in the third quarter, driven by a late-September selloff in Treasuries. For most of the summer, broader rates remained low and traded within a narrow range, despite solid economic data and rising inflation prints. The market, it appeared, was more focused on the longer term, taking supply-chain disruptions in stride and buying into the Fed’s argument that price increases would ultimately prove “transitory.” The spread of the delta variant also helped to keep a lid on rates, as concerns about delayed reopenings dialed back expectations over the pace for global growth. But the markets received a jolt from the September FOMC meeting when a less dovish Fed indicated that the tapering program was likely to begin in November and finish next summer. Further, the accompanying dot plot reflected a more aggressive path for rate hikes, with liftoff potentially beginning next year, followed by three more hikes in both 2023 and 2024. The yield on the 10-year Treasury reacted with the single largest one-day jump since February. Meanwhile, Congress found it increasingly difficult to reach consensus on the infrastructure deal, which has been put on hold pending the outcome of a more contentious $3.5 trillion social policy bill. A debt ceiling debate and threats of a government shutdown only added to the apprehension and uncertainty. Over the final eight days of September, the 10-year Treasury yield rose nearly 20 basis points to finish roughly unchanged for the third quarter.

Municipal bonds posted mixed returns in the fourth quarter; short maturities barely broke even, held back by the potential for an accelerated rate-hike cycle, while the long end rallied on declining growth expectations. Municipal bonds outperformed Treasuries across the entire curve, buoyed by a strong technical environment that had been in place all year. The broader market, meanwhile, experienced its second major selloff of 2021, though most of the losses were likewise concentrated at the short end, while the long end saw solid gains. Back in the first quarter, the long end had led the slide, as investors repositioned during the so-called “reflation trade.” This time around, the results reflected a market trying to juggle elevated growth and inflation against tighter monetary policy, less fiscal stimulus and the damping effects of the omicron variant. With inflation topping 40-year highs, the Fed executed a well-telegraphed hawkish pivot, doubling the pace of its expected taper and signaling as many as six quarter-point rate hikes over the next two years. The “transitory” moniker was also dropped from the policy statement, a nod to the reality that the spike in price increases is expected to linger far longer than originally anticipated. While two-year rates jumped 45 basis points over the quarter in reaction to the new messaging, 10-year rates were essentially unchanged. Whereas the 30-year rallied 14 basis points, an indication that investors believe the Fed will either succeed in keeping inflation at bay or damage the economy in trying.

Municipals charted their own path through the end of the year, largely ignoring the volatility in the Treasury market. After a brief hiccup in October, the market regained its footing in November and December. The catalyst was a seasonal boost in reinvestment flows against a backdrop of stable to falling issuance. In Washington, the House passed a version of the Build Back Better legislation, but left out key provisions that the municipal bond market lobbied hard for, including one that would have restored tax-exempt advanced refunding transactions. With that provision off the table, it seemed clear that the scarcity premium enjoyed by tax-exempt paper would persist further, an impression reinforced by the subsequent rally in municipals even while the Treasury market was in the midst of a pre-Thanksgiving Day slide. Meanwhile, the fundamental momentum remained intact. In November, Congress finally passed the bipartisan infrastructure bill, shoring up existing funding commitments and adding new federal grants to be used by all levels of government. Tax receipts continued to pour into state and local coffers, while outsized stock market gains helped bolster the funded status of pension systems across the board. Through the end of the year, the municipal curve mimicked the flattening of the Treasury curve, though short tax-exempt rates were up far less than their taxable counterparts, while longer-term yields fell by more. Those dynamics capped a year of outperformance that enabled municipal bonds to stand as one of the few investment-grade fixed income sectors to post positive returns for 2021.

Amid this backdrop, the Fund underperformed the Index for the year. The Fund’s higher quality bias was a negative as credit spreads tightened, particularly for BBB-rated securities. An overweight to the

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

transportation sector and shift in yield curve positioning in February were positive contributors for the year.

From both a technical and fundamental perspective, the municipal bond market enters 2022 on a solid footing. The biggest questions moving forward involve valuation and the pace of improvement from here. After a year that saw a record $100 billion pour into industry mutual funds, it’s hard to envision a material increase in retail demand. The same can be said for credit spreads, which blew out dramatically during the early days of the lockdown but have since rallied back to post-2007 tights. Even nominal rates, though well above the historical lows reached in the summer of 2020, begin the year at levels that would have been all-time lows before the onset of the pandemic. The resilience of municipal bonds in the face of broader weakness has left relative value ratios nearly two standard deviations rich to their long-term averages. And yet the case for municipals remains compelling when you consider where we are in the market cycle. With asset valuations at record highs, investors would be well advised to remember the low correlation of municipal bonds with riskier securities, like equities, commodities, real estate and high yield. Backed by unprecedented federal support, conservative budgeting and its status as one of the few high-quality tax shelters, municipal bonds are in good shape to weather any repricing in the broader markets. To be sure, investors are currently paying a meaningful premium for such an attractive and reliable haven, but with few things as valuable as sleeping well at night, that shouldn’t come as much of a surprise.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg 10-Year Municipal Bond Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG GW&K Municipal Bond Fund2, [3,4,5,6,7]

Class N	0.10%	3.33%	2.88%

Class I	0.43%	3.66%	3.27%

Bloomberg 10-Year Municipal Bond Index[8]	0.96%	4.27%	3.69%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and

   fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. An increase in interest rates typically cause the value of bonds and other fixed securities to fall.

[4] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[5] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[6] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8] The Bloomberg 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	29.6

Utilities	26.8

General Obligation	19.7

Medical	9.2

Water	5.8

Education	4.6

Power	1.5

Tobacco Settlement	0.7

Industrial Development	0.7

Short-Term Investments	4.4

Other Assets Less Liabilities	(3.0)

Rating	% of Market Value[1]

Aaa/AAA	29.5

Aa/AA	43.8

A	21.0

Baa/BBB	5.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Hampton Roads Transportation Accountability Commission, Series A, Series A, Revenue, 5.000%, 07/01/26	2.4

Wisconsin State Revenue, Department of Transportation, Series 2, Series 2, 5.000%, 07/01/29	1.9

North Carolina State Limited Obligation, Series B, Series B, 5.000%, 05/01/28	1.4

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.4

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, Series B, 5.000%, 11/15/27	1.3

State of California, General Obligation, 5.000%, 11/01/30	1.1

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.1

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.1

State of New Jersey, Series A, 5.000%, 06/01/29	1.1

New York City Transitional Finance Authority Building Aid Revenue, Series S, Series 1A, Revenue, 5.000%, 07/15/32	1.1

Top Ten as a Group	13.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Municipal Bonds - 98.6%

Alabama - 0.7%

Alabama Public School and College Authority, Series A
5.000%, 11/01/34	$7,500,000	$9,861,164

Arizona - 2.7%

Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/28	5,040,000	5,991,516

Arizona Industrial Development Authority
5.000%, 02/01/32	1,450,000	1,946,108
5.000%, 02/01/35	1,700,000	2,256,052
5.000%, 02/01/36	1,800,000	2,381,927
5.000%, 02/01/37	1,905,000	2,514,710

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	10,000,000	11,241,938

Salt River Project Agricultural Improvement & Power District
5.000%, 01/01/27	3,000,000	3,640,618
5.000%, 01/01/28	2,625,000	3,269,607
5.000%, 01/01/29	2,500,000	3,193,543

Total Arizona		36,436,019

California - 11.2%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,150,857
5.000%, 02/01/30	1,630,000	1,957,709
5.000%, 02/01/31	900,000	1,080,005
5.000%, 02/01/32	1,855,000	2,222,756

California State Public Works Board
5.000%, 02/01/31	3,500,000	4,663,931

California State Public Works Board, Series A
5.000%, 02/01/30	3,500,000	4,563,105
5.000%, 02/01/32	3,500,000	4,756,455
5.000%, 08/01/33 [1]	5,000,000	6,574,537
5.000%, 08/01/34 [1]	2,750,000	3,608,764
5.000%, 08/01/35 [1]	2,500,000	3,275,189

California State Public Works Board, Series C
5.000%, 08/01/30 [1]	2,785,000	3,484,573
5.000%, 08/01/31 [1]	2,560,000	3,263,788
5.000%, 08/01/32 [1]	2,750,000	3,492,133
5.000%, 08/01/33 [1]	3,000,000	3,802,919

City of Los Angeles Department of Airports, Series C
5.000%, 05/15/30	10,515,000	13,583,803

Los Angeles County Public Works Financing Authority, Series G
5.000%, 12/01/30 [1]	1,750,000	2,237,923
5.000%, 12/01/31 [1]	1,500,000	1,953,916
5.000%, 12/01/32 [1]	1,875,000	2,435,082

Los Angeles Unified School District, Series A
5.000%, 07/01/28	5,000,000	6,309,182

	Principal Amount	Value

San Francisco City & County Airport Commission, San Francisco International Airport, Series A
5.000%, 05/01/34	$5,010,000	$6,249,182
5.000%, 05/01/35	5,800,000	7,223,399

San Francisco City & County Airport Comm-San Francisco International Airport, Series A
5.000%, 05/01/32	3,000,000	3,931,202

State of California
5.000%, 08/01/29	7,235,000	8,622,509
5.000%, 09/01/29	5,075,000	6,063,321
5.000%, 11/01/30	11,575,000	15,421,184
5.000%, 09/01/31	8,000,000	10,878,690
5.000%, 04/01/32	5,000,000	6,866,463

University of California, Series S
5.000%, 05/15/36 [1]	3,000,000	4,022,462
5.000%, 05/15/37 [1]	3,000,000	4,005,723
5.000%, 05/15/38 [1]	3,000,000	3,994,483

Total California		151,695,245

Colorado - 1.0%

Colorado Health Facilities Authority, Series A
5.000%, 01/01/28	2,545,000	3,148,121
5.000%, 01/01/29	4,175,000	5,281,497
5.000%, 08/01/33	4,260,000	5,364,673

Total Colorado		13,794,291

Connecticut - 4.3%

Connecticut State Health & Educational Facilities Authority
5.000%, 07/01/31 [1]	6,205,000	7,923,461
5.000%, 07/01/33 [1]	2,750,000	3,539,557
5.000%, 07/01/34 [1]	3,100,000	3,981,706

State of Connecticut Special Tax Revenue
5.000%, 05/01/28	3,000,000	3,752,640

State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 01/01/30	10,180,000	12,570,139

State of Connecticut Special Tax Revenue, Series B
5.000%, 10/01/35	7,500,000	9,405,236

State of Connecticut Special Tax Revenue, Series C
5.000%, 01/01/28	1,000,000	1,240,275
5.000%, 01/01/29	1,000,000	1,268,113
5.000%, 01/01/30	1,000,000	1,295,951
5.000%, 01/01/31	1,000,000	1,324,002
5.000%, 01/01/32	1,000,000	1,347,516

State of Connecticut, Series A
5.000%, 01/15/31	7,650,000	9,881,686

Total Connecticut		57,530,282

Delaware - 0.3%

Delaware River & Bay Authority
5.000%, 01/01/31 [1]	1,000,000	1,254,446
5.000%, 01/01/32 [1]	1,040,000	1,326,839
5.000%, 01/01/33 [1]	1,100,000	1,399,437

Total Delaware		3,980,722

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

District of Columbia - 2.6%

District of Columbia, Series A
5.000%, 06/01/30	$6,020,000	$7,129,746

District of Columbia, Series B
5.000%, 10/01/28	7,100,000	9,025,537
5.000%, 06/01/31	10,080,000	12,578,199

Washington Convention & Sports Authority, Series A
5.000%, 10/01/27	5,475,000	6,710,152

Total District of Columbia		35,443,634

Florida - 4.2%

Central Florida Expressway Authority
5.000%, 07/01/28	4,460,000	5,618,156

Escambia County Health Facilities Authority
5.000%, 08/15/37	6,000,000	7,471,287

Florida Development Finance Corp.
4.000%, 11/15/33	10,000,000	12,193,287

Florida’s Turnpike Enterprise,
Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	8,448,783

Lee Memorial Health System, Series A
5.000%, 04/01/34	5,645,000	7,044,799

Orange County Health Facilities Authority, Series A
5.000%, 10/01/31	4,525,000	5,375,361

State of Florida, Capital Outlay, Series B
5.000%, 06/01/27	9,045,000	10,034,391

Total Florida		56,186,064

Georgia - 1.4%

Georgia State University & College
Improvements, Series A
5.000%, 07/01/27	4,600,000	4,709,270

Private Colleges & Universities Authority, Series B
5.000%, 09/01/30	10,365,000	13,688,570

Total Georgia		18,397,840

Illinois - 6.7%

Chicago O’Hare International Airport, Series A
5.000%, 01/01/35	5,010,000	6,351,893

Chicago O’Hare International Airport, Series B
5.000%, 01/01/28	5,670,000	6,396,162

Chicago O’Hare International Airport,
Senior Lien, Series A
5.000%, 01/01/36	10,000,000	12,228,819
5.000%, 01/01/38	5,500,000	6,704,337

Illinois Finance Authority
5.000%, 01/01/29	2,310,000	2,941,857
5.000%, 07/01/29	8,755,000	11,274,443

Illinois Finance Authority, Series A
4.000%, 08/15/37	5,910,000	7,119,323

	Principal Amount	Value

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue
5.000%, 07/01/27	$11,000,000	$12,851,202

Illinois State Toll Highway Authority, Series A
5.000%, 12/01/31	9,735,000	11,319,006

Illinois State Toll Highway Authority,
Senior Revenue Bonds, Series A
5.000%, 01/01/30	10,110,000	12,765,369

Total Illinois		89,952,411

Indiana - 0.9%

Indiana Finance Authority, Series S
5.000%, 10/01/28	1,000,000	1,264,465
5.000%, 10/01/29	3,555,000	4,596,174

Indiana Finance Authority, Series C
5.000%, 06/01/29	4,800,000	6,189,925

Total Indiana		12,050,564

Iowa - 1.4%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,025,000	18,385,413

Kentucky - 0.5%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A
5.000%, 10/01/29	5,505,000	6,536,712

Maine - 0.7%

Maine Turnpike Authority
5.000%, 07/01/28 [1]	1,955,000	2,412,650
5.000%, 07/01/29 [1]	1,600,000	2,018,668
5.000%, 07/01/30 [1]	1,390,000	1,790,045
5.000%, 07/01/31 [1]	1,500,000	1,972,281
5.000%, 07/01/32 [1]	1,390,000	1,864,736

Total Maine		10,058,380

Maryland - 6.9%

Maryland State Transportation Authority
5.000%, 07/01/33	6,350,000	8,304,142

State of Maryland Department of Transportation, Series 2022B
5.000%, 12/01/27 [1]	2,500,000	2,953,843
5.000%, 12/01/28 [1]	2,305,000	2,782,517
5.000%, 12/01/29 [1]	2,250,000	2,766,847

State of Maryland, Department of Transportation
5.000%, 10/01/28	12,365,000	14,871,215
5.000%, 09/01/29	12,205,000	14,958,232

State of Maryland, Series C
4.000%, 03/01/28 [1]	9,500,000	11,136,303
4.000%, 03/01/29 [1]	9,245,000	11,035,552

State of Maryland, Series D
4.000%, 08/01/28 [1]	8,000,000	9,457,322
4.000%, 08/01/29 [1]	6,500,000	7,812,916

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Maryland - 6.9% (continued)

State of Maryland, State & Local Facilities Loan of 2019, 1st Series
5.000%, 03/15/30	$6,000,000	$7,684,976

Total Maryland		93,763,865

Massachusetts - 1.7%

Commonwealth of Massachusetts, Series F
5.000%, 11/01/26	5,000,000	5,199,473

Massachusetts Bay Transportation Authority
5.000%, 07/01/22	10,020,000	10,260,035

Massachusetts Water Resources Authority, Series C
5.000%, 08/01/31	6,080,000	7,294,591

Total Massachusetts		22,754,099

Michigan - 2.9%

Michigan Finance Authority,
Henry Ford Health System
5.000%, 11/15/29	11,450,000	13,671,804

Michigan State Building Authority Revenue, Series I
5.000%, 04/15/27	5,700,000	6,630,600

State of Michigan
5.000%, 03/15/27	10,000,000	12,177,869

Wayne County Airport Authority, Series A
5.000%, 12/01/37	2,285,000	3,002,682
5.000%, 12/01/38	1,405,000	1,842,763
5.000%, 12/01/39	1,800,000	2,353,900

Total Michigan		39,679,618

Minnesota - 1.5%

City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/35	3,165,000	3,930,513

State of Minnesota, Series A
5.000%, 08/01/22	7,500,000	7,710,715
5.000%, 09/01/22	8,090,000	8,349,873

Total Minnesota		19,991,101

Missouri - 1.4%

University of Missouri, Series A
5.000%, 11/01/26	5,520,000	6,229,634

University of Missouri, Series B
5.000%, 11/01/30	10,010,000	13,207,690

Total Missouri		19,437,324

New Jersey - 4.7%

New Jersey State Turnpike Authority Revenue, Series B
5.000%, 01/01/28	4,010,000	4,970,860

New Jersey State Turnpike Authority Revenue, Series D
5.000%, 01/01/28	5,000,000	5,889,726

	Principal Amount	Value

New Jersey Transportation Trust Fund Authority, Series S
5.000%, 06/15/30	$6,255,000	$8,020,522
5.000%, 06/15/31	7,615,000	9,952,421
5.000%, 06/15/32	5,750,000	7,492,255
5.000%, 06/15/33	6,000,000	7,790,786

State of New Jersey
5.000%, 06/01/25	4,335,000	4,969,055
5.000%, 06/01/29	11,500,000	14,603,887

Total New Jersey		63,689,512

New Mexico - 1.4%

New Mexico Finance Authority
5.000%, 06/01/22	2,845,000	2,901,628

New Mexico Finance Authority, Series A
5.000%, 06/15/28	4,470,000	5,617,990
5.000%, 06/15/30	7,500,000	9,838,336

Total New Mexico		18,357,954

New York - 13.6%

City of New York
5.000%, 08/01/34	3,250,000	4,223,327

City of New York, Series C
5.000%, 08/01/33	1,500,000	1,954,271

City of New York, Series L
5.000%, 04/01/33	6,500,000	8,564,462

Long Island Power Authority
5.000%, 09/01/35	5,030,000	6,340,963

Long Island Power Authority, Series A
5.000%, 09/01/30	2,275,000	2,991,314
5.000%, 09/01/31	3,935,000	5,265,641

Metropolitan Transportation Authority,

Transit Revenue, Green Bond, Series B
5.000%, 11/15/27	14,225,000	17,309,614

Metropolitan Transportation Authority,
Transit Revenue, Series F
5.000%, 11/15/24	4,950,000	5,144,954
5.000%, 11/15/27	5,000,000	5,191,592
5.000%, 11/15/28	4,760,000	5,485,830

New York City Transitional Finance Authority
Building Aid Revenue, Series S
5.000%, 07/15/32	10,835,000	14,489,198

New York City Transitional Finance Authority
Building Aid Revenue,
Series S-3, Sub-Series S-3A
5.000%, 07/15/31	5,080,000	6,360,327

New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 11/01/31	2,500,000	3,334,165
5.000%, 11/01/32	4,000,000	5,318,281

New York City Transitional Finance Authority
Future Tax Secured Revenue, Series E
5.000%, 02/01/37	7,000,000	9,109,032

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 13.6% (continued)

New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C
5.000%, 11/01/26	$9,585,000	$11,000,479

New York State Dormitory Authority, Series A
5.000%, 12/15/27	5,640,000	5,893,409
5.000%, 03/15/31	7,670,000	9,675,904
5.000%, 03/15/32	8,000,000	10,624,312

New York State Dormitory Authority, Series D
5.000%, 02/15/27	5,355,000	5,384,483

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,410,000	9,739,322

New York Transportation Development Corp.
4.000%, 10/31/41	1,250,000	1,456,625
4.000%, 10/31/46	1,500,000	1,727,498
5.000%, 12/01/30	1,000,000	1,287,564
5.000%, 12/01/31	1,100,000	1,407,301
5.000%, 12/01/32	1,450,000	1,856,728
5.000%, 12/01/33	1,000,000	1,276,498

Port Authority of New York & New Jersey
5.000%, 07/15/31	10,000,000	12,872,920
5.000%, 07/15/32	6,545,000	8,392,418

Total New York		183,678,432

North Carolina - 1.4%

North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	15,300,000	18,661,878

Ohio - 0.4%

Ohio State General Obligation, Series T
5.000%, 05/01/30	5,000,000	6,089,003

Oregon - 2.1%

Oregon State Lottery, Series C
5.000%, 04/01/27	10,000,000	11,415,342

Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	10,524,251

State of Oregon
5.000%, 05/01/27	5,000,000	6,125,074

Total Oregon		28,064,667

Pennsylvania - 1.6%

Allegheny County Airport Authority, Series A
5.000%, 01/01/31	1,350,000	1,754,003
5.000%, 01/01/32	2,215,000	2,864,172

Allegheny County Hospital Development Authority, University Pittsburgh Medical Center
5.000%, 07/15/31	5,530,000	7,005,417

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,910,000	9,663,441

Total Pennsylvania		21,287,033

	Principal Amount	Value

Texas - 8.1%

Central Texas Turnpike System Transportation Commission, Series C
5.000%, 08/15/31	$11,175,000	$12,464,719

Central Texas Turnpike System, Series A
5.000%, 08/15/39	8,000,000	10,162,101

City of Corpus Christi TX Utility System Revenue, Junior Lien
5.000%, 07/15/29	3,125,000	3,934,141

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/35	1,100,000	1,316,834
4.000%, 07/01/36	1,100,000	1,311,777
5.000%, 07/01/34	2,835,000	3,684,838

City of San Antonio TX Electric & Gas Systems Revenue, Series A
5.000%, 02/01/37	3,010,000	3,925,818
5.000%, 02/01/38	2,985,000	3,883,347

Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	11,401,847

Dallas Fort Worth International Airport, Series A
5.000%, 11/01/30	2,000,000	2,619,351
5.000%, 11/01/31	3,265,000	4,260,882

Lower Colorado River Authority,
LCRA Transmission Services Corporation
5.000%, 05/15/29	3,815,000	4,216,399

North Texas Municipal Water District
Water System Revenue,
Refunding and Improvement
5.000%, 09/01/29	7,350,000	8,781,362

North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,319,964
5.000%, 01/01/32	3,010,000	3,602,428

North Texas Tollway Authority, Series A
5.000%, 01/01/26	7,795,000	8,496,759

Texas Private Activity Bond Surface Transportation Corp.
4.000%, 12/31/37	5,000,000	5,817,229
4.000%, 12/31/38	3,735,000	4,335,393

Texas Transportation Commission Fund, Series A
5.000%, 04/01/27	12,550,000	12,697,609

Total Texas		109,232,798

Utah - 1.5%

Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	4,246,290
5.000%, 07/01/30	6,585,000	8,062,991

State of Utah, Series B
5.000%, 07/01/22	7,515,000	7,695,405

Total Utah		20,004,686

Virginia - 3.0%

Hampton Roads Transportation Accountability Commission, Series A
5.000%, 07/01/26	27,350,000	32,633,848

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Virginia - 3.0% (continued)

Virginia College Building Authority, Series P
4.000%, 02/01/30	$8,000,000	$8,023,255

Total Virginia		40,657,103

Washington - 3.9%

Central Puget Sound Regional Transit Authority, Series S
5.000%, 11/01/29	5,700,000	7,421,841

Energy Northwest
5.000%, 07/01/22	6,000,000	6,143,432

Port of Seattle
5.000%, 08/01/31	5,000,000	6,589,281

State of Washington School Improvements, Series C
5.000%, 02/01/28	7,370,000	8,658,793

State of Washington, Series R-2015C
5.000%, 07/01/28	10,280,000	11,616,198

University of Washington, University & College Improvements Revenue, Series C
5.000%, 07/01/27	7,270,000	7,607,974

Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,270,000	4,068,372

Total Washington		52,105,891

West Virginia - 1.2%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/35	3,745,000	4,578,572

West Virginia Parkways Authority
5.000%, 06/01/37	1,750,000	2,304,346
5.000%, 06/01/38	2,000,000	2,624,600
5.000%, 06/01/39	5,150,000	6,734,028

Total West Virginia		16,241,546

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2021, amounted to $123,580,618, or 9.2% of net assets.

	Principal Amount	Value

Wisconsin - 2.7%

State of Wisconsin
5.000%, 05/01/29	$3,500,000	$4,499,390
5.000%, 05/01/30	2,390,000	3,142,360
5.000%, 05/01/31	2,700,000	3,554,485

Wisconsin State Revenue, Department of Transportation, Series 2
5.000%, 07/01/29	20,405,000	25,009,123

Total Wisconsin		36,205,358

Total Municipal Bonds (Cost $1,277,111,978)		1,330,210,609

Short-Term Investments - 4.4%

Municipal Bonds - 4.4%

California - 3.2%

City of Los Angeles
4.000%, 06/23/22	41,525,000	42,290,543

Colorado - 1.2%

Colorado State Education Loan Program, Series A
4.000%, 06/29/22	16,250,000	16,558,511

Total Municipal Bonds
(Cost $58,856,766)		58,849,054

Total Short-Term Investments
(Cost $58,856,766)		58,849,054

Total Investments - 103.0%
(Cost $1,335,968,744)		1,389,059,663

Other Assets, less Liabilities - (3.0)%		(39,989,524)

Net Assets - 100.0%		$1,349,070,139

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	–	$1,330,210,609	–	$1,330,210,609

Short-Term Investments

Municipal Bonds†	–	58,849,054	–	58,849,054

Total Investments in Securities	–	$1,389,059,663	–	$1,389,059,663

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2021, AMG GW&K Municipal Enhanced Yield Fund’s (the “Fund”) Class N shares returned 3.59%, compared to the Bloomberg U.S. Municipal Bond BAA Index (the “Bloomberg BAA Index”), which returned 4.85%.

Municipal bonds fared better than most fixed income alternatives in the first quarter, but ultimately could not escape the gravitational pull of a bond market selloff that saw Treasury yields surge to their highest levels of the pandemic era. The major catalyst came in January, when the Democrats unexpectedly secured control of the U.S. Senate, clearing the way to add a $1.9 trillion fiscal stimulus package to an economy already buoyed by the momentum of a successful vaccine rollout. Investors responded quickly, repositioning for a sharp acceleration in growth and a revival of long-dormant inflationary pressures. The yield on the 10-year U.S. Treasury shot up 82 basis points over the first quarter and the curve steepened significantly as the futures market pulled forward by a year; the date of a first rate hike. But the U. S. Federal Reserve (the “Fed”) pledged patience and dismissed pricing pressures as temporary. While inflation expectations had pushed to decade-highs, policymakers emphasized that over half of the increase in nominal yields was driven by a surge in real rates, a welcome reflection of investor confidence in the recovery.

That followed with solid gains from municipal bonds in the second quarter, riding the coattails of a Treasury rally that reversed much of the first quarter selloff in bonds. In many ways, the rebound in the broader market went against the grain of events. After all, during the quarter, unprecedented fiscal stimulus made its way through the economy, with the White House pushing aggressively for even more. A vaccine-led recovery across the U.S. unleashed a mountain of pent-up savings amid easing lockdowns, fueling an acceleration in growth. Inflation readings jumped to levels not seen in two decades, as job openings surged to record highs and supply chain disruptions caused widespread shortages. And yet, Treasury yields declined anyway. Disappointing employment data and a deceleration in retail sales and manufacturing activity called into question the strength of the recovery. Fiscal spending initiatives met stiff resistance in Congress. And the Fed surprised investors by easing off its ultra-accommodative stance on rates and asset purchases, signaling two quarter-point hikes in 2023 and setting the stage for a future discussion on tapering. This combination of less-robust growth and a more vigilant Fed led to a significant flattening of the yield curve.

Modest losses for municipal bonds followed in the third quarter, driven by a late-September selloff in Treasuries. For most of the summer, broader rates remained low and traded within a narrow range, despite solid economic data and rising inflation prints. The market, it appeared, was more focused on the longer term, taking supply-chain disruptions in stride and buying into the Fed’s argument that price increases would ultimately prove “transitory.” The spread of the delta variant also helped to keep a lid on rates, as concerns about delayed reopenings dialed back expectations over the pace for global growth. But the markets received a jolt from the September FOMC meeting when a less dovish Fed indicated that the tapering program was likely to begin in November and finish next summer. Further, the accompanying dot plot reflected a more aggressive path for rate hikes, with liftoff potentially beginning next year, followed by three more hikes in both 2023 and 2024. The yield on the 10-year Treasury reacted with the single largest one-day jump since February. Meanwhile, Congress found it increasingly difficult to reach consensus on the infrastructure deal, which has been put on hold pending the outcome of a more contentious $3.5 trillion social policy bill. A debt ceiling debate and threats of a government shutdown only added to the apprehension and uncertainty. Over the final eight days of September, the 10-year Treasury yield rose nearly 20 basis points to finish roughly unchanged for the third quarter.

Municipal bonds posted mixed returns in the fourth quarter – short maturities barely broke even, held back by the potential for an accelerated rate-hike cycle, while the long end rallied on declining growth expectations. Municipal bonds outperformed Treasuries across the entire curve, buoyed by a strong technical environment that had been in place all year. The broader market, meanwhile, experienced its second major selloff of 2021, though most of the losses were likewise concentrated at the short end, while the long end saw solid gains. Back in the first quarter, the long end had led the slide, as investors repositioned during the so-called “reflation trade.” This time around, the results reflected a market trying to juggle elevated growth and inflation against tighter monetary policy, less fiscal stimulus, and the damping effects of the omicron variant. With inflation topping 30-year highs, the Fed executed a well-telegraphed hawkish pivot, doubling the pace of its expected taper and signaling as many as six quarter-point rate hikes over the next two years. The “transitory” moniker was also dropped from the policy statement, a nod to the reality that the spike in price increases is expected to linger far longer than originally anticipated. While two-year rates jumped 45 basis points over the quarter in reaction to the new messaging, 10-year rates were essentially unchanged. Whereas the 30-year rallied 14 basis points, an indication that investors believe the Fed will either succeed in keeping inflation at bay or damage the economy in trying.

Municipals charted their own path through the end of the year, largely ignoring the volatility in the Treasury market. After a brief hiccup in October, the market regained its footing in November and December. The catalyst was a seasonal boost in reinvestment flows against a backdrop of stable to falling issuance. In Washington, the House passed a version of the Build Back Better legislation, but left out key provisions that the municipal bond market lobbied hard for, including one that would have restored tax-exempt advanced refunding transactions. With that provision off the table, it seemed clear that the scarcity premium enjoyed by tax-exempt paper would persist further, an impression reinforced by the subsequent rally in municipals even while the Treasury market was in the midst of a pre-Thanksgiving Day slide. Meanwhile, the fundamental momentum remained intact. In November, Congress finally passed the bipartisan infrastructure bill, shoring up existing funding commitments and adding new federal grants to be used by all levels of government. Tax receipts continued to pour into state and local coffers, while outsized stock market gains helped bolster the funded status of pension systems across the board. Through the end of the year, the municipal curve mimicked the flattening of the Treasury curve, though short tax-exempt rates were up far less than their taxable counterparts, while longer-term yields fell by more. Those dynamics capped a year of outperformance that enabled municipal bonds to stand as one of the few investment-grade fixed income sectors to post positive returns for 2021.

Amid this backdrop, the Fund underperformed the Bloomberg BAA Index for the year due to its higher quality bias as credit spreads tightened. The Fund has over 50% of its holdings in credits rated A or

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

higher versus the BBB-rated bonds in the Index. Overweights in the health care and transportation sectors were positive contributors for the year.

From both a technical and fundamental perspective, the municipal bond market enters 2022 on a solid footing. The biggest questions moving forward involve valuation and the pace of improvement from here. After a year that saw a record $100 billion pour into industry mutual funds, it’s hard to envision a material increase in retail demand. The same can be said for credit spreads, which blew out dramatically during the early days of the lockdown but have since rallied back to post-2007 tights. Even nominal rates, though well above the historical lows reached in the summer of 2020, begin the year at levels that would have been all-time lows before the onset of the pandemic. The resilience of municipal bonds in the face of broader weakness has left relative value ratios nearly two standard deviations rich to their long-term averages. And yet the case for municipals remains compelling when you consider where we are in the market cycle. With asset valuations at record highs, investors would be well advised to remember the low correlation of municipal bonds with riskier securities, like equities, commodities, real estate and high yield. Backed by unprecedented federal support, conservative budgeting and its status as one of the few high-quality tax shelters, municipal bonds are in good shape to weather any repricing in the broader markets. To be sure, investors are currently paying a meaningful premium for such an attractive and reliable haven, but with few things as valuable as sleeping well at night, that shouldn’t come as much of a surprise.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7,8,9,10]

Class N	3.59%	5.80%	5.32%	6.42%	07/27/09

Class I	3.94%	6.17%	5.75%	5.04%	12/30/05

Class Z	3.99%	–	–	6.11%	02/24/17

Bloomberg U.S. Municipal Bond BAA Index[11]	4.85%	5.97%	5.01%	5.93%	07/27/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and

     capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]   Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]   The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]   The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[8]   Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[9]   Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[10]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[11]  The Bloomberg U.S. Municipal Bond BAA Index is a subset of the Bloomberg U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg	does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	33.8

Medical	30.3

Utilities	12.4

General Obligation	8.0

Tobacco Settlement	4.0

Education	3.9

Industrial Development	3.2

Housing	2.4

Water	1.2

Other Assets Less Liabilities	0.8

Rating	% of Market Value[1]
Aa/AA	17.2

A	40.1

Baa/BBB	42.1

Ba/BB	0.6

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	2.9

West Virginia Hospital Finance Authority,Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	2.5

Colorado Health Facilities Authority, Series A, Series A, 5.000%, 08/01/44	2.3

Central Plains Energy Project Project #3, Series A, Series A, 5.000%, 09/01/42	2.1

Chicago O’Hare International Airport, Senior Lien, Series A, Series A, 5.000%, 01/01/48	2.1

New York Transportation Development Corp., Revenue, 4.000%, 04/30/53	2.1

Central Texas Regional Mobility Authority, Series B, Series B, 5.000%, 01/01/45	2.0

City of Minneapolis MN, Fairview Health Services, Series A, Series A, Revenue, 5.000%, 11/15/49	1.9

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, Revenue, 6.500%, 11/15/38	1.8

New Orleans Aviation Board, General Airport North Terminal, Series B, Series B, Revenue, 5.000%, 01/01/48	1.8

Top Ten as a Group	21.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2021

	Principal
	Amount	Value

Municipal Bonds - 99.2%

Arizona - 1.3%

Arizona Industrial Development Authority
4.000%, 02/01/50	$2,000,000	$2,305,341

The Industrial Development Authority of the County of Pima
4.000%, 04/01/46	2,405,000	2,820,285

Total Arizona		5,125,626

California - 6.4%

California Health Facilities Financing Authority
4.000%, 04/01/49	1,000,000	1,149,970

California Municipal Finance Authority, Series A
4.000%, 02/01/51	2,000,000	2,343,517

California Municipal Finance Authority, Series I
5.000%, 05/15/43	3,000,000	3,576,595
5.000%, 05/15/48	4,600,000	5,451,688

California State Public Works Board, Series B
4.000%, 05/01/46	2,500,000	2,963,341

Riverside County Transportation Commission
4.000%, 06/01/46	2,500,000	2,943,513
4.000%, 06/01/47	3,425,000	3,996,212

San Diego County Regional Airport Authority, Series B
4.000%, 07/01/51	2,000,000	2,318,098

Total California		24,742,934

Colorado - 4.1%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	7,215,000	8,859,952

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008
6.500%, 11/15/38	4,445,000	6,912,350

Total Colorado		15,772,302

Connecticut - 4.6%

Connecticut State Health & Educational Facilities Authority
4.000%, 07/01/39 [1]	3,500,000	4,069,473
4.000%, 07/01/40 [1]	3,400,000	3,945,787
4.000%, 07/01/42 [1]	1,750,000	2,020,157

State of Connecticut Special Tax Revenue
4.000%, 05/01/39	1,000,000	1,192,807

State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 01/01/38	5,165,000	6,316,896

Total Connecticut		17,545,120

Florida - 8.8%

City of Tampa, Series H
4.000%, 07/01/45	2,775,000	3,194,146
5.000%, 07/01/50	2,250,000	2,791,122

County of Miami-Dade FL Water & Sewer System Revenue
4.000%, 10/01/46	4,000,000	4,750,212

	Principal
	Amount	Value

County of Miami-Dade Seaport Department, Series A
4.000%, 10/01/45	$5,000,000	$5,894,291

Escambia County Health Facilities Authority
4.000%, 08/15/50	6,050,000	6,765,643

Hillsborough County Industrial Development Authority
4.000%, 08/01/50	5,000,000	5,773,374

Miami Beach Health Facilities Authority
4.000%, 11/15/51	4,000,000	4,635,409

Total Florida		33,804,197

Georgia - 1.5%

Gainesville & Hall County Hospital Authority
4.000%, 02/15/51	5,000,000	5,779,922

Illinois - 8.6%

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	6,750,000	8,093,001

Metropolitan Pier & Exposition Authority
4.000%, 12/15/42 [1]	2,000,000	2,299,207
4.000%, 06/15/52 [1]	3,000,000	3,403,750
5.000%, 06/15/50 [1]	5,000,000	6,000,142

State of Illinois
5.500%, 05/01/39	4,000,000	5,110,836
5.750%, 05/01/45	3,000,000	3,842,859

State of Illinois, Series A
4.000%, 03/01/40	1,500,000	1,741,714
5.000%, 03/01/46	2,225,000	2,762,794

Total Illinois		33,254,303

Louisiana - 3.3%

Louisiana Public Facilities Authority
4.000%, 05/15/49	5,000,000	5,764,251

New Orleans Aviation Board, General Airport North Terminal, Series B
5.000%, 01/01/48	5,845,000	6,839,810

Total Louisiana		12,604,061

Maine - 1.1%

Maine Health & Higher Educational Facilities Authority, Series A
4.000%, 07/01/45	1,500,000	1,744,333
4.000%, 07/01/50	2,000,000	2,304,644

Total Maine		4,048,977

Massachusetts - 1.5%

Massachusetts Development Finance Agency
4.000%, 07/01/51	5,110,000	5,899,008

Minnesota - 3.1%

City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/49	5,910,000	7,153,206

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Minnesota - 3.1% (continued)

Duluth Economic Development Authority, Essentia Health Obligated Group
5.000%, 02/15/48	$4,050,000	$4,796,333

Total Minnesota		11,949,539

Nebraska - 2.1%

Central Plains Energy Project Project #3, Series A
5.000%, 09/01/42	5,560,000	8,134,377

New Jersey - 9.3%

New Jersey Economic Development Authority
5.000%, 11/01/44	3,000,000	3,660,483

New Jersey Economic Development Authority, Series DDD
5.000%, 06/15/42	2,865,000	3,366,281

New Jersey Economic Development Authority, Series S
4.000%, 06/15/46	1,500,000	1,719,552
4.000%, 06/15/50	1,500,000	1,712,960

New Jersey Transportation Trust Fund Authority
4.000%, 06/15/45	2,000,000	2,295,774
4.000%, 06/15/50	2,000,000	2,283,947
5.000%, 06/15/45	1,000,000	1,241,859
5.000%, 06/15/50	2,000,000	2,471,828

New Jersey Transportation Trust Fund Authority, Series BB
5.000%, 06/15/44	2,250,000	2,714,571

New Jersey Turnpike Authority, Series A
4.000%, 01/01/42	2,000,000	2,378,577
4.000%, 01/01/51	2,280,000	2,678,256

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/46	2,500,000	2,935,807
5.250%, 06/01/46	3,285,000	3,924,086

Tobacco Settlement Financing Corp. Series B
5.000%, 06/01/46	2,050,000	2,387,302

Total New Jersey		35,771,283

New York - 14.9%

City of New York, Series A
5.000%, 08/01/45	4,405,000	5,450,749

City of New York, Series D
5.000%, 03/01/43	5,360,000	6,761,161

City of New York, Series F
5.000%, 03/01/42	4,000,000	5,142,834

Metropolitan Transportation Authority, Series C
4.750%, 11/15/45	3,175,000	3,804,034
5.000%, 11/15/50	2,335,000	2,833,909
5.250%, 11/15/55	3,020,000	3,725,279

Monroe County Industrial Development Corp., Series A
4.000%, 07/01/50	5,000,000	5,799,651

	Principal Amount	Value

New York State Thruway Authority, Series B
4.000%, 01/01/45	$5,000,000	$5,770,047

New York Transportation Development Corp.
4.000%, 12/01/39	1,825,000	2,122,287
4.000%, 12/01/40	2,020,000	2,345,127
4.000%, 04/30/53	6,915,000	7,904,436

New York Transportation Development Corp., Laguardia Airport Terminal B
5.000%, 07/01/46	5,000,000	5,488,504

Total New York		57,148,018

Oklahoma - 3.8%

Norman Regional Hospital Authority
5.000%, 09/01/45	4,335,000	5,318,749

Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B
5.250%, 08/15/48	2,975,000	3,636,553
5.500%, 08/15/52	4,500,000	5,559,163

Total Oklahoma		14,514,465

Pennsylvania - 4.8%

Allegheny County Airport Authority, Series A
5.000%, 01/01/51	5,000,000	6,215,100

Geisinger Authority, Series G
4.000%, 04/01/50	3,510,000	4,018,644

Pennsylvania Turnpike Commission, Series B
4.000%, 12/01/46	3,500,000	4,099,233
4.000%, 12/01/51	3,550,000	4,129,954

Total Pennsylvania		18,462,931

Rhode Island - 1.5%

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/35	2,000,000	2,240,216
5.000%, 06/01/40	3,285,000	3,645,106

Total Rhode Island		5,885,322

South Carolina - 1.1%

South Carolina Jobs-Economic Development Authority, Series I
5.000%, 12/01/46	3,325,000	4,143,253

Texas - 10.6%

Central Texas Regional Mobility Authority, Series B
4.000%, 01/01/51	2,000,000	2,311,745
5.000%, 01/01/45	6,405,000	7,901,383
5.000%, 01/01/46	2,050,000	2,571,284

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/46	1,500,000	1,744,255

Texas Private Activity Bond Surface Transportation Corp.
5.000%, 06/30/58	9,320,000	11,148,249

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 10.6% (continued)

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	$3,955,000	$4,442,497
5.000%, 12/31/45	3,880,000	4,335,081

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/39	5,500,000	6,372,567

Total Texas		40,827,061

Virginia - 2.2%

Lynchburg Economic Development Authority
4.000%, 01/01/55	1,500,000	1,748,386

Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,967,514
5.000%, 12/31/52	3,170,000	3,748,828

Total Virginia		8,464,728

Washington - 2.1%

Port of Seattle
5.000%, 08/01/46	3,000,000	3,801,941

	Principal Amount	Value

Washington Health Care Facilities Authority
4.000%, 09/01/45	$1,000,000	$1,160,617
5.000%, 09/01/45	2,465,000	3,103,144

Total Washington		8,065,702

West Virginia - 2.5%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/43	8,000,000	9,655,511

Total Municipal Bonds
(Cost $356,383,477)		381,598,640

Total Investments - 99.2%
(Cost $356,383,477)		381,598,640

Other Assets, less Liabilities - 0.8%		2,931,822

Net Assets - 100.0%		$384,530,462

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2021, amounted to $16,887,977, or 4.4% of net assets.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	–	$381,598,640	–	$381,598,640

Total Investments in Securities	–	$381,598,640	–	$381,598,640

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2021

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Assets:

Investments at value[1] (including securities on loan valued at $39,839,239, $5,203,772, $2,660,400, $0,and $0, respectively)	$739,114,290	$57,665,535	$20,638,432	$1,389,059,663	$381,598,640

Repurchase Agreements at value[2]	19,741,844	1,481,522	2,340,362	–	–

Cash	13,886,502	2,253,640	472,173	66,610,198	15,191,181

Receivable for investments sold	–	–	–	–	1,158,020

Dividend and interest receivables	5,806,394	422,786	266,344	15,675,503	3,762,955

Securities lending income receivable	5,142	1,659	852	–	–

Receivable for Fund shares sold	159,105	607,385	78	1,505,622	886

Receivable from affiliate	–	6,907	6,591	75,701	20,189

Prepaid expenses and other assets	18,354	15,633	9,808	31,347	21,926

Total assets	778,731,631	62,455,067	23,734,640	1,472,958,034	401,753,797

Liabilities:

Payable upon return of securities loaned	19,741,844	1,481,522	2,340,362	–	–

Payable for delayed delivery investments purchased	–	–	–	122,197,545	16,906,193

Payable for Fund shares repurchased	3,475,445	23,077	128	1,011,022	10,430

Accrued expenses:

Investment advisory and management fees	157,052	15,376	6,858	237,004	146,296

Administrative fees	98,735	7,688	2,638	172,180	48,765

Distribution fees	–	2,914	–	3,752	3,051

Shareholder service fees	106,660	4,300	3,089	59,162	17,470

Other	213,573	70,256	57,853	207,230	91,130

Total liabilities	23,793,309	1,605,133	2,410,928	123,887,895	17,223,335

Net Assets	$754,938,322	$60,849,934	$21,323,712	$1,349,070,139	$384,530,462

[1] Investments at cost	$733,383,099	$57,188,428	$20,559,924	$1,335,968,744	$356,383,477

[2] Repurchase agreements at cost	$19,741,844	$1,481,522	$2,340,362	–	–

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Net Assets Represent:

Paid-in capital	$748,864,334	$62,931,551	$21,254,259	$1,294,126,043	$358,388,877

Total distributable earnings (loss)	6,073,988	(2,081,617)	69,453	54,944,096	26,141,585

Net Assets	$754,938,322	$60,849,934	$21,323,712	$1,349,070,139	$384,530,462

Class N:

Net Assets	$427,817,558	$13,736,494	$8,157,438	$17,111,901	$14,922,798

Shares outstanding	17,192,762	1,294,290	363,154	1,398,394	1,389,806

Net asset value, offering and redemption price per share	$24.88	$10.61	$22.46	$12.24	$10.74

Class I:

Net Assets	$327,120,764	$33,401,854	$13,166,274	$1,331,958,238	$369,472,801

Shares outstanding	13,144,313	3,135,727	586,516	108,224,961	35,421,872

Net asset value, offering and redemption price per share	$24.89	$10.65	$22.45	$12.31	$10.43

Class Z:

Net Assets	–	$13,711,586	–	–	$134,863

Shares outstanding	–	1,287,794	–	–	12,932

Net asset value, offering and redemption price per share	–	$10.65	–	–	$10.43

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2021

		AMG			AMG
	AMG GW&K	GW&K Enhanced	AMG	AMG	GW&K Municipal
	ESG	Core Bond	GW&K High	GW&K Municipal	Enhanced
	Bond Fund	ESG Fund	Income Fund	Bond Fund	Yield Fund

Investment Income:

Dividend income	$445,841	–	–	–	–

Interest income	22,089,992	$1,123,756	$556,462	$22,997,646	$10,468,547

Securities lending income	60,664	16,985	14,023	–	–

Foreign withholding tax	(151,783)	–	(87)	–	–

Total investment income	22,444,714	1,140,741	570,398	22,997,646	10,468,547

Expenses:

Investment advisory and management fees	2,288,065	166,870	69,762	2,756,098	1,657,448

Administrative fees	1,402,709	83,435	26,831	2,001,448	552,482

Distribution fees - Class N	–	39,632	–	44,601	26,063

Shareholder servicing fees - Class N	1,213,393	–	23,614	22,127	15,638

Shareholder servicing fees - Class I	202,209	21,385	4,208	658,229	178,882

Custodian fees	104,038	21,168	15,706	98,391	35,989

Professional fees	86,761	52,856	45,209	82,290	51,537

Reports to shareholders	77,877	5,209	17,978	41,773	9,828

Registration fees	71,825	39,060	19,843	93,383	48,915

Trustee fees and expenses	61,515	3,728	1,184	88,777	24,696

Transfer agent fees	48,997	3,794	1,220	40,071	10,806

Interest expense	1,051	111	–	–	487

Miscellaneous	33,435	4,215	2,303	40,400	11,839

Repayment of prior reimbursements	2,766	–	–	–	–

Total expenses before offsets	5,594,641	441,463	227,858	5,967,588	2,624,610

Expense reimbursements	(19,644)	(113,335)	(94,499)	(706,015)	(230,390)

Net expenses	5,574,997	328,128	133,359	5,261,573	2,394,220

Net investment income	16,869,717	812,613	437,039	17,736,073	8,074,327

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	110,502,541	874,010	151,347	11,510,796	5,033,099

Net realized gain on futures contracts	267,476	–	–	–	–

Net realized loss on foreign currency transactions	(29,405,029)	–	–	–	–

Net change in unrealized appreciation/depreciation on investments	(112,038,141)	(2,321,289)	89,236	(24,090,355)	727,146

Net change in unrealized appreciation/depreciation on foreign currency translations	(6,994)	–	–	–	–

Net realized and unrealized gain (loss)	(30,680,147)	(1,447,279)	240,583	(12,579,559)	5,760,245

Net increase (decrease) in net assets resulting from operations	$(13,810,430)	$(634,666)	$677,622	$5,156,514	$13,834,572

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

			AMG		AMG
	AMG GW&K		GW&K Enhanced		GW&K High
	ESG Bond Fund		Core Bond ESG Fund		Income Fund

	2021	2020	2021	2020	2021	2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$16,869,717	$38,906,482	$812,613	$827,348	$437,039	$211,227

Net realized gain (loss) on investments	81,364,988	(1,563,017)	874,010	851,301	151,347	995,238

Net change in unrealized appreciation/depreciation on investments	(112,045,135)	36,446,570	(2,321,289)	1,758,021	89,236	(169,694)

Net increase (decrease) in net assets resulting from operations	(13,810,430)	73,790,035	(634,666)	3,436,670	677,622	1,036,771

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(53,132,625)	(19,831,473)	(211,642)	(270,732)	(232,178)	(825,025)

Class I	(51,380,355)	(20,896,667)	(426,487)	(319,421)	(312,124)	–

Class Z	–	–	(186,240)	(225,439)	–	–

From paid-in capital:

Class N	–	–	(12,304)	–	–	–

Class I	–	–	(24,795)	–	–	–

Class Z	–	–	(10,828)	–	–	–

Total distributions to shareholders	(104,512,980)	(40,728,140)	(872,296)	(815,592)	(544,302)	(825,025)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(228,559,947)	(154,973,478)	7,211,314	19,163,432	10,888,534	452,271

Total increase (decrease) in net assets	(346,883,357)	(121,911,583)	5,704,352	21,784,510	11,021,854	664,017

Net Assets:

Beginning of year	1,101,821,679	1,223,733,262	55,145,582	33,361,072	10,301,858	9,637,841

End of year	$754,938,322	$1,101,821,679	$60,849,934	$55,145,582	$21,323,712	$10,301,858

[1] See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG		AMG
	GW&K Municipal		GW&K Municipal
	Bond Fund		Enhanced Yield Fund

	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income	$17,736,073	$18,149,308	$8,074,327	$7,592,341

Net realized gain on investments	11,510,796	4,459,854	5,033,099	3,972,374

Net change in unrealized appreciation/depreciation on investments	(24,090,355)	30,387,730	727,146	8,743,902

Net increase in net assets resulting from operations	5,156,514	52,996,892	13,834,572	20,308,617

Distributions to Shareholders:

Class N	(320,461)	(291,376)	(239,124)	(230,199)

Class I	(27,948,470)	(21,463,147)	(12,853,713)	(11,227,601)

Class Z	–	–	(4,817)	(4,636)

Total distributions to shareholders	(28,268,931)	(21,754,523)	(13,097,654)	(11,462,436)

Capital Share Transactions:[1]

Net increase from capital share transactions	66,362,378	241,352,504	55,209,790	40,667,096

Total increase in net assets	43,249,961	272,594,873	55,946,708	49,513,277

Net Assets:

Beginning of year	1,305,820,178	1,033,225,305	328,583,754	279,070,477

End of year	$1,349,070,139	$1,305,820,178	$384,530,462	$328,583,754

[1] See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$28.12	$27.14	$25.49	$26.97	$26.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.44	0.90	0.94	0.84	0.91

Net realized and unrealized gain (loss) on investments	(0.83)	1.03	1.85	(1.33)	0.85

Total income (loss) from investment operations	(0.39)	1.93	2.79	(0.49)	1.76

Less Distributions to Shareholders from:

Net investment income	(0.47)	(0.88)	(0.98)	(0.80)	(0.87)

Net realized gain on investments	(2.38)	(0.07)	(0.16)	(0.19)	(0.16)

Total distributions to shareholders	(2.85)	(0.95)	(1.14)	(0.99)	(1.03)

Net Asset Value, End of Year	$24.88	$28.12	$27.14	$25.49	$26.97

Total Return[3,4]	(1.29)%	7.34%	11.10%	(1.82)%	6.77%

Ratio of net expenses to average net assets	0.69%[5]	0.71%	0.72%[6]	0.98%[5]	0.99%[5]

Ratio of gross expenses to average net assets[7]	0.69%[5]	0.72%	0.73%[6]	0.98%[5]	0.99%[5]

Ratio of net investment income to average net assets[3]	1.71%	3.31%	3.53%	3.19%	3.38%

Portfolio turnover	186%	25%	20%	9%	4%

Net assets end of year (000’s) omitted	$427,818	$555,124	$618,381	$715,468	$971,359

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$28.13	$27.14	$25.49	$26.97	$26.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.50	0.95	0.99	0.86	0.94

Net realized and unrealized gain (loss) on investments	(0.83)	1.05	1.85	(1.32)	0.85

Total income (loss) from investment operations	(0.33)	2.00	2.84	(0.46)	1.79

Less Distributions to Shareholders from:

Net investment income	(0.53)	(0.94)	(1.03)	(0.83)	(0.90)

Net realized gain on investments	(2.38)	(0.07)	(0.16)	(0.19)	(0.16)

Total distributions to shareholders	(2.91)	(1.01)	(1.19)	(1.02)	(1.06)

Net Asset Value, End of Year	$24.89	$28.13	$27.14	$25.49	$26.97

Total Return[3,4]	(1.05)%	7.57%	11.32%	(1.72)%	6.87%

Ratio of net expenses to average net assets	0.49%[5]	0.50%	0.52%[6]	0.88%[5]	0.89%[5]

Ratio of gross expenses to average net assets[7]	0.49%[5]	0.51%	0.53%[6]	0.88%[5]	0.89%[5]

Ratio of net investment income to average net assets[3]	1.91%	3.52%	3.73%	3.29%	3.48%

Portfolio turnover	186%	25%	20%	9%	4%

Net assets end of year (000’s) omitted	$327,121	$546,698	$605,353	$1,094,820	$1,027,477

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01%, 0.04% and 0.07% for the fiscal year ended December 31, 2021, December 31, 2018 and December 31, 2017, respectively

[6]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.90	$10.15	$9.43	$9.81	$9.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.14	0.20	0.24	0.23	0.21

Net realized and unrealized gain (loss) on investments	(0.28)	0.75	0.73	(0.38)	0.15

Total income (loss) from investment operations	(0.14)	0.95	0.97	(0.15)	0.36

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.20)	(0.25)	(0.23)	(0.22)

Paid in capital	(0.01)	–	–	–	–

Total distributions to shareholders	(0.15)	(0.20)	(0.25)	(0.23)	(0.22)

Net Asset Value, End of Year	$10.61	$10.90	$10.15	$9.43	$9.81

Total Return[2,3]	(1.26)%	9.41%	10.35%	(1.48)%	3.76%

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.75%

Ratio of gross expenses to average net assets[4]	0.93%	1.06%	1.16%	0.99%	1.04%

Ratio of net investment income to average net assets[2]	1.32%	1.86%	2.43%	2.45%	2.19%

Portfolio turnover	86%	101%	71%	26%	39%

Net assets end of year (000’s) omitted	$13,736	$15,794	$14,779	$12,884	$16,027

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[5]

Net Asset Value, Beginning of Year	$10.94	$10.19	$9.47	$9.85	$9.70

Income (loss) from Investment Operations:

Net investment income[1,2]	0.16	0.22	0.26	0.25	0.23

Net realized and unrealized gain (loss) on investments	(0.28)	0.75	0.73	(0.38)	0.16

Total income (loss) from investment operations	(0.12)	0.97	0.99	(0.13)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.22)	(0.27)	(0.25)	(0.24)

Paid in capital	(0.01)	–	–	–	–

Total distributions to shareholders	(0.17)	(0.22)	(0.27)	(0.25)	(0.24)

Net Asset Value, End of Year	$10.65	$10.94	$10.19	$9.47	$9.85

Total Return[2,3]	(1.07)%	9.57%	10.51%	(1.27)%	4.03%

Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.54%	0.61%

Ratio of gross expenses to average net assets[4]	0.76%	0.88%	0.98%	0.80%	0.90%

Ratio of net investment income to average net assets[2]	1.49%	2.04%	2.62%	2.64%	2.32%

Portfolio turnover	86%	101%	71%	26%	39%

Net assets end of year (000’s) omitted	$33,402	$27,800	$8,502	$5,967	$6,864

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2021	2020	2019	2018	2017[5]

Net Asset Value, Beginning of Year	$10.93	$10.18	$9.46	$9.84	$9.70

Income (loss) from Investment Operations:

Net investment income[1,2]	0.17	0.22	0.27	0.26	0.24

Net realized and unrealized gain (loss) on investments	(0.27)	0.75	0.72	(0.38)	0.15

Total income (loss) from investment operations	(0.10)	0.97	0.99	(0.12)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.22)	(0.27)	(0.26)	(0.25)

Paid in capital	(0.01)	–	–	–	–

Total distributions to shareholders	(0.18)	(0.22)	(0.27)	(0.26)	(0.25)

Net Asset Value, End of Year	$10.65	$10.93	$10.18	$9.46	$9.84

Total Return[2,3]	(0.92)%	9.65%	10.59%	(1.23)%	4.01%

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.50%

Ratio of gross expenses to average net assets[4]	0.68%	0.81%	0.91%	0.74%	0.79%

Ratio of net investment income to average net assets[2]	1.57%	2.11%	2.72%	2.70%	2.43%

Portfolio turnover	86%	101%	71%	26%	39%

Net assets end of year (000’s) omitted	$13,712	$11,552	$10,080	$15,254	$21,271

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$22.23	$21.52	$20.04	$21.06	$19.05

Income (loss) from Investment Operations:

Net investment income[2,3]	0.53	0.51	0.57	0.69	0.75

Net realized and unrealized gain (loss) on investments	0.28	2.09	0.98	(1.57)	1.26

Total income (loss) from investment operations	0.81	2.60	1.55	(0.88)	2.01

Less Distributions to Shareholders from:

Net investment income	(0.53)	(0.48)	(0.07)	(0.14)	–

Net realized gain on investments	(0.05)	(1.41)	–	–	–

Total distributions to shareholders	(0.58)	(1.89)	(0.07)	(0.14)	–

Net Asset Value, End of Year	$22.46	$22.23	$21.52	$20.04	$21.06

Total Return[3,4]	3.67%	12.16%	7.67%	(4.18)%	10.55%

Ratio of net expenses to average net assets	0.84%	0.89%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[5]	1.37%	1.70%	1.87%	1.52%	1.39%

Ratio of net investment income to average net assets[3]	2.36%	2.28%	2.70%	3.34%	3.71%

Portfolio turnover	97%	157%	52%	60%	55%

Net assets end of year (000’s) omitted	$8,157	$10,302	$9,638	$10,365	$14,074

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal
Class I	period ended December 31, 2021[6]

Net Asset Value, Beginning of Period	$22.27

Income from Investment Operations:

Net investment income[2,3]	0.46

Net realized and unrealized gain on investments	0.35

Total income from investment operations	0.81

Less Distributions to Shareholders from:

Net investment income	(0.58)

Net realized gain on investments	(0.05)

Total distributions to shareholders	(0.63)

Net Asset Value, End of Period	$22.45

Total Return[3,4]	3.68%[7]

Ratio of net expenses to average net assets	0.64%[8]

Ratio of gross expenses to average net assets[5]	1.17%[8]

Ratio of net investment income to average net assets[3]	2.56%[8]

Portfolio turnover	97%

Net assets end of period (000’s) omitted	$13,166

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Commencement of operations was on March 15, 2021.

[7]	Not annualized.

[8]	Annualized.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$12.45	$12.12	$11.48	$11.60	$11.25

Income (loss) from Investment Operations:

Net investment income[1,2]	0.13	0.15	0.19	0.17	0.15

Net realized and unrealized gain (loss) on investments	(0.11)	0.33	0.64	(0.11)	0.36

Total income from investment operations	0.02	0.48	0.83	0.06	0.51

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.15)	(0.19)	(0.18)	(0.15)

Net realized gain on investments	(0.10)	–	–	(0.00)[3]	(0.01)

Total distributions to shareholders	(0.23)	(0.15)	(0.19)	(0.18)	(0.16)

Net Asset Value, End of Year	$12.24	$12.45	$12.12	$11.48	$11.60

Total Return[2,4]	0.10%	4.31%	7.29%	0.54%	4.58%

Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[5]	0.76%	0.77%	0.78%	0.77%	0.78%

Ratio of net investment income to average net assets[2]	1.01%	1.25%	1.59%	1.53%	1.31%

Portfolio turnover	24%	17%	18%	35%	27%

Net assets end of year (000’s) omitted	$17,112	$18,153	$18,711	$17,445	$29,513

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[6]

Net Asset Value, Beginning of Year	$12.52	$12.18	$11.54	$11.66	$11.31

Income (loss) from Investment Operations:

Net investment income[1,2]	0.17	0.19	0.23	0.21	0.19

Net realized and unrealized gain (loss) on investments	(0.11)	0.34	0.64	(0.12)	0.36

Total income from investment operations	0.06	0.53	0.87	0.09	0.55

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.19)	(0.23)	(0.21)	(0.19)

Net realized gain on investments	(0.10)	–	–	(0.00)[3]	(0.01)

Total distributions to shareholders	(0.27)	(0.19)	(0.23)	(0.21)	(0.20)

Net Asset Value, End of Year	$12.31	$12.52	$12.18	$11.54	$11.66

Total Return[2,4]	0.43%	4.70%	7.58%	0.87%	4.90%

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.37%

Ratio of gross expenses to average net assets[5]	0.44%	0.45%	0.46%	0.45%	0.45%

Ratio of net investment income to average net assets[2]	1.33%	1.57%	1.91%	1.85%	1.64%

Portfolio turnover	24%	17%	18%	35%	27%

Net assets end of year (000’s) omitted	$1,331,958	$1,287,667	$1,014,514	$940,553	$1,045,399

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.69	$10.42	$9.69	$10.02	$9.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.20	0.23	0.26	0.27	0.26

Net realized and unrealized gain (loss) on investments	0.18	0.37	0.78	(0.33)	0.62

Total income (loss) from investment operations	0.38	0.60	1.04	(0.06)	0.88

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.21)	(0.25)	(0.15)	(0.26)

Net realized gain on investments	(0.14)	(0.12)	(0.06)	–	–

Paid in capital	–	–	–	(0.12)	–

Total distributions to shareholders	(0.33)	(0.33)	(0.31)	(0.27)	(0.26)

Net Asset Value, End of Year	$10.74	$10.69	$10.42	$9.69	$10.02

Total Return[2,3]	3.59%	5.95%	10.92%	(0.55)%	9.51%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.01%

Ratio of gross expenses to average net assets[4]	1.05%	1.07%	1.08%	1.08%	1.11%

Ratio of net investment income to average net assets[2]	1.85%	2.17%	2.56%	2.79%	2.67%

Portfolio turnover	61%	81%	40%	89%	67%

Net assets end of year (000’s) omitted	$14,923	$5,015	$5,722	$7,283	$8,828

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[5]

Net Asset Value, Beginning of Year	$10.40	$10.15	$9.45	$10.01	$9.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.23	0.25	0.29	0.31	0.30

Net realized and unrealized gain (loss) on investments	0.17	0.37	0.76	(0.32)	0.61

Total income (loss) from investment operations	0.40	0.62	1.05	(0.01)	0.91

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.25)	(0.29)	(0.31)	(0.30)

Net realized gain on investments	(0.14)	(0.12)	(0.06)	–	–

Paid in capital	–	–	–	(0.24)	–

Total distributions to shareholders	(0.37)	(0.37)	(0.35)	(0.55)	(0.30)

Net Asset Value, End of Year	$10.43	$10.40	$10.15	$9.45	$10.01

Total Return[2,3]	3.94%	6.31%	11.28%	(0.07)%	9.79%

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[4]	0.70%	0.72%	0.73%	0.73%	0.74%

Ratio of net investment income to average net assets[2]	2.20%	2.52%	2.91%	3.14%	3.05%

Portfolio turnover	61%	81%	40%	89%	67%

Net assets end of year (000’s) omitted	$369,473	$323,439	$273,228	$203,867	$226,638

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class Z	2021	2020	2019	2018	2017[6]

Net Asset Value, Beginning of Period	$10.40	$10.15	$9.44	$10.01	$9.49

Income (loss) from Investment Operations:

Net investment income[1,2]	0.24	0.26	0.30	0.31	0.25

Net realized and unrealized gain (loss) on investments	0.17	0.37	0.76	(0.32)	0.52

Total income (loss) from investment operations	0.41	0.63	1.06	(0.01)	0.77

Less Distributions to Shareholders from:

Net investment income	(0.24)	(0.26)	(0.29)	(0.32)	(0.25)

Net realized gain on investments	(0.14)	(0.12)	(0.06)	–	–

Paid in capital	–	–	–	(0.24)	–

Total distributions to shareholders	(0.38)	(0.38)	(0.35)	(0.56)	(0.25)

Net Asset Value, End of Period	$10.43	$10.40	$10.15	$9.44	$10.01

Total Return[2,3]	3.99%	6.37%	11.45%	(0.09)%	8.23%[7]

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%[8]

Ratio of gross expenses to average net assets[4]	0.65%	0.67%	0.68%	0.68%	0.69%[8]

Ratio of net investment income to average net assets[2]	2.25%	2.57%	2.96%	3.19%	3.07%[8]

Portfolio turnover	61%	81%	40%	89%	67%

Net assets end of period (000’s) omitted	$135	$130	$120	$108	$108

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	Effective June 23, 2017, Class S shares were converted to Class I shares.

[6]	Commencement of operations was February 27, 2017.

[7]	Not annualized.

[8]	Annualized.

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II and AMG Funds III (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG Funds II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and AMG Funds III: AMG GW&K ESG Bond Fund (formerly AMG Managers Loomis Sayles Bond Fund) (“ESG Bond”), and AMG GW&K High Income Fund (“High Income”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Municipal Enhanced and Enhanced Core Bond ESG offer Class Z shares. High Income Class I shares commenced operations on March 15, 2021. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of AMG Fund III (the “Board” and together with the Board of Trustees of AMG Funds and AMG Funds II, the “Boards”) approved GW&K Investment Management, LLC (“GW&K”) as the subadviser to ESG Bond on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”) effective March 19, 2021, which was subsequently approved by the shareholders of ESG Bond on June 11, 2021. After the subadviser change, ESG Bond seeks to achieve it’s investment objective by investing in a diversified portfolio of fixed income securities. In conjunction with the respective changes in investment strategy for ESG Bond, the Fund sold substantially all open positions around the date of the subadviser change that increased the Fund’s portfolio turnover. Also, during the transition of ESG Bond, the Fund invested in futures contracts to manage exposure to security markets. ESG Bond also declared a special capital gain distribution on March 29, 2021. In addition, the Board also approved expense changes (See Note 2).

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

For the Funds, equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price for ESG Bond and High Income or the mean between the last quoted bid and ask prices (the “mean price”) for Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price. Effective October 1, 2021, equity securities lacking any sales in Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced are valued at the last quoted bid price and equity securities traded in the over-the-counter market (other than NMS securities) in each Fund are valued at the bid price. As of October 1, 2021, there was no impact to the Funds due to the changes in valuation policy.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value. Effective October 1, 2021, fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service. As of October 1, 2021, the impact of the change in valuation policy to Unrealized Appreciation/Depreciation and Net Asset Value Per Share for ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond and Municipal Enhanced was $(133,118), $48,641, $(1,571), $768,188 and $373,784, respectively, and less than $(0.01), $0.01, less than $(0.01), $0.01 and $0.01, respectively.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Boards. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Boards. The Valuation Committee, which is comprised of the Independent Trustees of the Boards, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Boards to make fair value

Notes to Financial Statements (continued)

determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Boards’ valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Boards will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Boards have adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. High Income commenced monthly net investment income distributions on March 29, 2021. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to the equalization utilized and net operating losses. Temporary differences are primarily due to wash sales loss deferrals and premium amortization on callable bonds.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	ESG Bond		Enhanced Core Bond ESG		High Income

Distributions paid from:	2021	2020	2021	2020	2021	2020

Ordinary income *	$200,763	$38,079,582	$824,369	$815,592	$543,755	$364,445

Tax-exempt income	–	–	–	–	–	–

Long-term capital gains	104,312,217	2,648,558	–	–	547	460,580

Paid-in capital	–	–	47,927	–	–	–

	$104,512,980	$40,728,140	$872,296	$815,592	$544,302	$825,025

			Municipal Bond		Municipal Enhanced

Distributions paid from:			2021	2020	2021	2020

Ordinary income *			$808,177	$154,232	$1,453,156	$1,182,108

Tax-exempt income			17,729,864	18,075,720	8,070,665	7,549,526

Long-term capital gains			9,730,890	3,524,571	3,573,833	2,730,802

Paid-in capital			–	–	–	–

			$28,268,931	$21,754,523	$13,097,654	$11,462,436

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Enhanced Core Bond ESG	High Income	Municipal Bond	Municipal Enhanced

Capital loss carryforward	–	$2,528,660	–	–	–

Undistributed ordinary income	–	–	$24,685	$87,872	$117,246

Undistributed tax-exempt income	–	–	–	31,461	8,924

Undistributed long-term capital gains	$963,551	–	2,954	1,733,844	814,678

At December 31, 2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

ESG Bond	$753,745,709	$13,194,540	$(8,084,103)	$5,110,437

Enhanced Core Bond ESG	58,700,014	880,542	(433,499)	447,043

High Income	22,936,479	160,912	(119,098)	41,814

Municipal Bond	1,335,968,744	55,012,705	(1,921,786)	53,090,919

Municipal Enhanced	356,397,903	25,418,003	(217,266)	25,200,737

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, Enhanced Core Bond ESG had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may

Notes to Financial Statements (continued)

be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

Enhanced Core Bond ESG	$1,145,095	$1,383,565	$2,528,660

As of December 31, 2021, ESG Bond, High Income, Municipal Bond and Municipal Enhanced had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2022, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2021, the following Fund utilized capital loss carryovers in the amount of:

Fund	Short-Term	Long-Term

Enhanced Core Bond ESG	$22,458	$876,687

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Enhanced Core Bond ESG

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	1,452,937	$38,053,195	2,974,694	$80,948,805	286,260	$3,068,578	325,128	$3,475,322

Reinvestment of distributions	2,051,404	51,918,933	712,467	19,290,277	17,561	187,784	20,814	219,293

Cost of shares repurchased	(6,049,606)	(156,764,465)	(6,734,473)	(180,090,308)	(459,141)	(4,905,575)	(352,412)	(3,703,576)

Net decrease	(2,545,265)	$(66,792,337)	(3,047,312)	$(79,851,226)	(155,320)	$(1,649,213)	(6,470)	$(8,961)

Class I:

Proceeds from sale of shares	3,132,524	$82,409,399	5,277,165	$142,427,000	1,729,710	$18,560,256	1,930,056	$20,740,872

Reinvestment of distributions	1,959,229	49,642,039	741,223	20,066,494	40,944	439,321	28,452	303,557

Cost of shares repurchased	(11,383,287)	(293,819,048)	(8,884,854)	(237,615,746)	(1,177,158)	(12,618,347)	(250,872)	(2,616,750)

Net increase (decrease)	(6,291,534)	$(161,767,610)	(2,866,466)	$(75,122,252)	593,496	$6,381,230	1,707,636	$18,427,679

Class Z:

Proceeds from sale of shares	–	–	–	–	442,744	$4,753,770	325,068	$3,463,674

Reinvestment of distributions	–	–	–	–	17,832	191,235	20,445	216,232

Cost of shares repurchased	–	–	–	–	(229,602)	(2,465,708)	(278,702)	(2,935,192)

Net increase	–	–	–	–	230,974	$2,479,297	66,811	$744,714

	High Income				Municipal Bond

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	111,205	$2,494,229	122,058	$2,754,401	698,892	$8,650,727	841,918	$10,312,713

Reinvestment of distributions	9,973	224,451	36,046	798,071	23,744	292,232	22,319	274,465

Cost of shares repurchased	(221,405)	(4,977,229)	(142,591)	(3,100,201)	(782,262)	(9,674,017)	(950,262)	(11,578,005)

Net increase (decrease)	(100,227)	$(2,258,549)	15,513	$452,271	(59,626)	$(731,058)	(86,025)	$(990,827)

Notes to Financial Statements (continued)

	High Income				Municipal Bond

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:[1]

Proceeds from sale of shares	605,743	$13,584,553	–	–	33,594,124	$418,621,329	50,063,425	$614,578,625

Reinvestment of distributions	13,885	312,124	–	–	1,809,529	22,408,701	1,402,065	17,349,323

Cost of shares repurchased	(33,112)	(749,594)	–	–	(30,023,803)	(373,936,594)	(31,883,833)	(389,584,617)

Net increase	586,516	$13,147,083	–	–	5,379,850	$67,093,436	19,581,657	$242,343,331

	Municipal Enhanced

	December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	3,442,311	$37,047,081	1,891,900	$19,211,900

Reinvestment of distributions	15,958	172,953	17,895	186,782

Cost of shares repurchased	(2,537,721)	(27,497,613)	(1,989,572)	(20,374,161)

Net increase (decrease)	920,548	$9,722,421	(79,777)	$(975,479)

Class I:

Proceeds from sale of shares	10,001,279	$105,402,142	11,477,762	$114,640,533

Reinvestment of distributions	631,256	6,610,515	570,856	5,821,974

Cost of shares repurchased	(6,312,309)	(66,530,105)	(7,868,907)	(78,826,067)

Net increase	4,320,226	$45,482,552	4,179,711	$41,636,440

Class Z:

Proceeds from sale of shares	—	—	146	$1,500

Reinvestment of distributions	461	$4,817	455	4,635

Net increase	461	$4,817	601	$6,135

[1]	Commencement of operations was March 15, 2021 for Class I of High Income.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2021, the market value of Repurchase Agreements outstanding for ESG Bond, Enhanced Core Bond ESG and High Income were $19,741,844, $1,481,522, and $2,340,362, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the

Notes to Financial Statements (continued)

sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund’s identify securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to the Boards approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K. Prior to March 19, 2021, ESG Bond’s investment portfolio was managed by Loomis, who served pursuant to subadvisory agreements with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2021, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%[1]

Enhanced Core Bond ESG	0.30%

High Income	0.39%[2]

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

[1]	Prior to June 12, 2021, the annual rate for the investment management fees for ESG Bond was 0.26% of the Fund’s average daily net assets.
[2]	Prior to December 4, 2020, the annual rate for the investment management fees for High Income was 0.55% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2023 for ESG Bond and through at least May 1, 2022 for Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced to the annual rate of 0.43%, 0.48%. 0.59%, 0.34%, and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to June 12, 2021, ESG Bond expense limitation was 0.46%, and prior to December 4, 2020, the expense limitation was 0.89% for High Income.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid,

Notes to Financial Statements (continued)

waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Boards, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Enhanced Core Bond ESG	High Income

Less than 1 year	$64,494	$153,359	$94,471

1-2 years	51,532	135,792	75,430

2-3 years	19,644	113,335	94,499

Total	$135,670	$402,486	$264,400

Expiration Period	Municipal Bond	Municipal Enhanced

Less than 1 year	$651,229	$220,347

1-2 years	704,935	242,883

2-3 years	706,015	230,390

Total	$2,062,179	$693,620

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the

Distributor up to 0.25% annually of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N shares and Class I shares of ESG Bond, High Income, Municipal Bond, Municipal Enhanced, and for Enhanced Core Bond ESG’s Class I shares, the Boards have approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Enhanced Core Bond ESG

Class I	0.10%	0.08%

High Income

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.12%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Boards provide supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Boards and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary

Notes to Financial Statements (continued)

for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Boards, and the Boards monitor the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2021 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

ESG Bond	$3,192,280	7	$578	0.944%

Enhanced Core Bond ESG	1,676,031	6	252	0.914%

Municipal Bond	2,642,739	18	1,198	0.920%

Municipal Enhanced	1,529,151	9	349	0.926%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

ESG Bond	$2,049,436	20	$1,051	0.936%

Enhanced Core Bond ESG	2,212,964	2	111	0.913%

Municipal Enhanced	4,733,326	4	487	0.938%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$968,244,555	$1,361,615,133

Enhanced Core Bond ESG	29,584,559	32,258,220

High Income	27,950,119	16,972,674

Municipal Bond	436,576,718	301,391,624

Municipal Enhanced	276,847,399	220,346,399

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2021 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$676,248,854	$509,070,884

Enhanced Core Bond ESG	22,888,664	14,065,357

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

ESG Bond	$39,839,239	$19,741,844	$21,586,934	$41,328,778

Enhanced Core Bond ESG	5,203,772	1,481,522	3,886,928	5,368,450

High Income	2,660,400	2,340,362	427,388	2,767,750

The following table summarizes the securities received as collateral for securities lending at December 31, 2021:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

ESG Bond	U.S. Treasury Obligations	0.000%-4.375%	02/03/22-11/15/49

Enhanced Core Bond ESG	U.S. Treasury Obligations	0.000%-4.625%	01/31/22-08/15/50

High Income	U.S. Treasury Obligations	0.000%-3.875%	02/03/22-02/15/49

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties

Notes to Financial Statements (continued)

to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, or delayed delivery securities may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

9. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why ESG Bond used derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of ESG Bond’s Schedule of Portfolio Investments.

For ESG Bond, from March 9, 2021 to March 18, 2021, Loomis used futures contracts to adjust the Fund’s duration and from March 31, 2021 to April 4, 2021, the transition managers used futures contracts to realign the Fund’s portfolio. The daily average for ESG Bond of financial instruments outstanding were as follows:

ESG Bond

Financial Futures Contracts

Average number of contracts purchased	8

Average number of contracts sold	9

Average notional value of contracts purchased	$1,162,930

Average notional value of contracts sold	$1,324,812

10. FUTURES CONTRACTS

Before March 19, 2021, ESG Bond used futures contracts to adjust the Fund’s duration, and during the transition of the portfolio for ESG Bond, the transition manager purchased and sold futures contracts to achieve desired levels of investment. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day.

Variation margin on futures contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability), and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gain or loss on futures contracts.

At December 31, 2021, there were no open futures contracts.

11. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, Repurchase Agreements and derivatives, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2021, the Funds had no outstanding derivatives outstanding.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2021:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Cantor Fitzgerald Securities, Inc.	$4,688,700	–	$4,688,700	$4,688,700	–

Citadel Securities LLC	3,954,552	–	3,954,552	3,954,552	–

HSBC Securities USA, Inc.	116,285	–	116,285	116,285	–

Mirae Asset Securities USA, Inc.	2,196,463	–	2,196,463	2,196,463	–

RBC Dominion Securities, Inc.	4,688,696	–	4,688,696	4,688,696	–

State of Wisconsin Investment Board	4,097,148	–	4,097,148	4,097,148	–

Total	$19,741,844	–	$19,741,844	$19,741,844	–

Enhanced Core Bond ESG

Citigroup Global Markets, Inc.	$481,522	–	$481,522	$481,522	–

RBC Dominion Securities, Inc.	1,000,000	–	1,000,000	1,000,000	–

Total	$1,481,522	–	$1,481,522	$1,481,522	–

High Income

Bank of America Securities, Inc.	$1,000,000	–	$1,000,000	$1,000,000	–

Morgan, Stanley & Co. LLC	340,362	–	340,362	340,362	–

RBC Dominion Securities, Inc.	1,000,000	–	1,000,000	1,000,000	–

Total	$2,340,362	–	$2,340,362	$2,340,362	–

12. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS, AMG FUNDS II, AND AMG FUNDS III AND SHAREHOLDERS OF AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K ENHANCED CORE BOND ESG FUND, AMG GW&K ESG BOND FUND, AND AMG GW&K HIGH INCOME FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds), AMG GW&K Enhanced Core Bond ESG Fund (one of the funds constituting AMG Funds II), AMG GW&K ESG Bond Fund (formerly AMG Managers Loomis Sayles Bond Fund), and AMG GW&K High Income Fund, (two of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designates $105,416,331, $0, $547, $9,730,890, and $3,573,833, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2021, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds II • Trustee since 2012 - AMG Funds III • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).
• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Trustee since 2013 - AMG Funds III • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 - AMG Funds • Trustee since 2000 - AMG Funds II • Trustee since 2000 - AMG Funds III • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 - AMG Funds • Trustee since 2000 - AMG Funds II • Trustee since 2000 - AMG Funds III • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Trustee since 2013 - AMG Funds III • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2000 - AMG Funds II • Trustee since 2004 - AMG Funds • Trustee since 1987 - AMG Funds III • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121 AR088

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2021	Fiscal 2020
AMG Veritas Asia Pacific Fund	$33,151	$25,105
AMG GW&K ESG Bond Fund	$53,962	$54,098
AMG GW&K High Income Fund	$36,216	$35,892

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2021	Fiscal 2020
AMG Veritas Asia Pacific Fund	$6,250	$6,250
AMG GW&K ESG Bond Fund	$8,400	$8,400
AMG GW&K High Income Fund	$8,400	$8,400

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2021 and $0 for fiscal 2020, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2021 and 2020 for non-audit services rendered to the Funds and Fund Service Providers were $69,550 and $72,550, respectively. For the fiscal year ended December 31, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $46,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2022

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 7, 2022